Ex-10.13

MASTER AGREEMENT

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                                                                   Exhibit 10.13

                                             ***TEXT OMITTED AND FILED
                                                SEPARATELY. CONFIDENTIAL
                                                TREATMENT REQUESTED FOR CERTAIN
                                                PORTIONS OF THE EXHIBIT PURSUANT
                                                TO RULE 406 UNDER THE SECURITIES
                                                ACT OF 1933, AS AMENDED.


                                MASTER AGREEMENT

                                  NO. 99006220

                                       for

                             SOFTWARE AND SERVICES

                                     between


                                  AMDOCS, INC.


                                       and


                              SBC OPERATIONS, INC.

                                    effective


                                  July 7, 1998


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                TABLE OF CONTENTS

ARTICLE 1: DEFINITIONS _______________________________________________________ 2

ARTICLE 2: GENERAL PROVISIONS ________________________________________________ 6
   2.1. SCOPE OF AGREEMENT____________________________________________________ 6
   2.2. TERM OF AGREEMENT_____________________________________________________ 6
   2.3. MASTER AGREEMENT______________________________________________________ 6
   2.4. PRICES AND TERMS______________________________________________________ 7
   2.5. ORDERS________________________________________________________________ 7
   2.6. INVOICES AND PAYMENTS_________________________________________________ 7
   2.7. RECORDS_______________________________________________________________ 9
   2.8. TAXES_________________________________________________________________10
   2.9. ACCESS TO SBC's PREMISES______________________________________________11
   2.10. INDEPENDENT CONTRACTOR_______________________________________________11
   2.11. INDEMNIFICATIONS_____________________________________________________13
   2.12. INSURANCE____________________________________________________________14
   2.13. INFORMATION__________________________________________________________16
   2.14. NOTICE OF DELAYS_____________________________________________________17
   2.15. TERMINATION FOR CAUSE________________________________________________17
   2.16. PARTIAL TERMINATION__________________________________________________18
   2.17. TERMINATION FOR CONVENIENCE__________________________________________18
   2.18. QUIET ENJOYMENT______________________________________________________19
   2.19. ASSIGNMENT___________________________________________________________19
   2.20. SUBCONTRACTING_______________________________________________________20
   2.21. NOTICES______________________________________________________________20
   2.22. PUBLICITY____________________________________________________________21
   2.23. COMPLIANCE WITH LAWS_________________________________________________21
   2.24. NO THIRD PARTY BENEFICIARIES_________________________________________21
   2.25. WAIVERS OF DEFAULT___________________________________________________21
   2.26. AMENDMENTS___________________________________________________________21
   2.27. ORDER OF PRECEDENCE__________________________________________________21
   2.28. EXECUTIVE ORDERS_____________________________________________________22
   2.29. HEADINGS_____________________________________________________________22
   2.30. GOVERNING LAW________________________________________________________22


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

   2.31. NONEXCLUSIVE AGREEMENT_______________________________________________22
   2.32. REMEDIES CUMULATIVE__________________________________________________22
   2.33. SEVERABILITY_________________________________________________________22
   2.34. SURVIVAL_____________________________________________________________22
   2.35. SBC'S INTELLECTUAL PROPERTY__________________________________________23
   2.36. NONINTERFERENCE WITH EMPLOYEES_______________________________________23
   2.37. EXPORT CONTROLS______________________________________________________23
   2.38. LIMITATION OF LIABILITY______________________________________________23
   2.39. JOINT WORK PRODUCT___________________________________________________24
   2.40. MBE/WBE/DVBE PARTICIPATION GOALS_____________________________________24
   2.41. MBE/WBE/DVBE TERMINATION CLAUSE______________________________________24
   2.42. DISPUTES AND DISPUTE RESOLUTION______________________________________26
   2.43. FORCE MAJEURE________________________________________________________27

ARTICLE 3: SOFTWARE LICENSES / DEVELOPMENT / MAINTENANCE______________________30
 3.1. SCOPE OF ARTICLE________________________________________________________30
 3.2. PROPOSED PROJECTS_______________________________________________________30
 3.3. ORDERS__________________________________________________________________31
 3.4. LICENSE_________________________________________________________________32
 3.5. DEVELOPMENT OF CUSTOM SOFTWARE__________________________________________33
 3.6. ACCEPTANCE OR REJECTION_________________________________________________35
 3.7. MODIFICATION OF SOFTWARE________________________________________________36
 3.8. MAINTENANCE SERVICES____________________________________________________37
 3.9. TITLE___________________________________________________________________37
 3.10. WARRANTIES_____________________________________________________________39

ARTICLE 4: ONGOING SUPPORT____________________________________________________43
 4.1. SCOPE OF ARTICLE________________________________________________________43
 4.2. ADMINISTRATION OF ARTICLE 4_____________________________________________43
 4.3. ORDERS__________________________________________________________________43
 44.  PERFORMANCE OF SERVICES_________________________________________________44
 4.5. TITLE___________________________________________________________________45
 4.6. WARRANTIES______________________________________________________________45
 4.7. TRAINING MATERIALS AND TRAINING PROGRAMS________________________________46

ARTICLE 5: STRATEGIC JOINT DEVELOPMENT PROJECTS_______________________________48
 5.1  ALLIANCE MANAGEMENT COUNCIL_____________________________________________48
 5.2. CREDITS FROM JOINT DEVELOPMENT PROJECTS_________________________________48

ARTICLE 6: ENTIRE AGREEMENT___________________________________________________50


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

   6.1. TERMINATION OF CERTAIN AGREEMENTS_____________________________________50
   6.2. ENTIRE AGREEMENT______________________________________________________50

APPENDIX A: SPECIAL COMMITMENTS_______________________________________________52
   1. SCOPE OF APPENDIX_______________________________________________________52
   2. SBC's *** YEAR COMMITMENT_____________________________________________52
   3. CERTAIN SPECIAL CONSIDERATIONS GIVEN BY AMDOCS__________________________53
   4. JOINT TELEGENCE COMMITTEE_______________________________________________54
   5. RIGHT TO USE, SELL, AND MARKET AND LICENSE CERTAIN SBC
        INTELLECTUAL PROPERTY_________________________________________________55
   6. SPECIAL PUBLICITY CONCERNS RELATING TO *** CONVERSION___________________57
   7. SPECIAL APPLICATION INFRASTRUCTURE SUPPORT SERVICES_____________________58

APPENDIX B: SPECIAL COMMITMENTS ______________________________________________62
LIST OF EXHIBITS______________________________________________________________63
EXHIBIT A_____________________________________________________________________64
EXHIBIT B1____________________________________________________________________65
EXHIBIT B2____________________________________________________________________70
EXHIBIT B3____________________________________________________________________74
EXHIBIT C_____________________________________________________________________76
EXHIBIT D_____________________________________________________________________81
EXHIBIT E_____________________________________________________________________84
EXHIBIT Fl____________________________________________________________________85
EXHIBIT F2____________________________________________________________________88
EXHIBIT G_____________________________________________________________________89
EXHIBIT H_____________________________________________________________________92
EXHIBIT I_____________________________________________________________________93
EXHIBIT J_____________________________________________________________________94


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                           *** CONFIDENTIAL TREATMENT REQUESTED

                  MASTER AGREEMENT FOR SOFTWARE AND SERVICES

       THIS MASTER AGREEMENT ("Agreement"), effective July 7, 1998, is between AMDOCS, INC., a Delaware corporation ("Amdocs"), and SBC OPERATIONS, INC., a Delaware corporation ("SBC"). This Agreement consists of the following Articles, Appendices, and Exhibits:

       Article I               Definitions

       Article II              General Provisions

       Article III             Software Licenses/Development/Maintenance

       Article IV              Ongoing Support

       Article V               Strategic Joint Development Project

       Article VI              Entire Agreement

       Appendix A              Special Commitments Regarding Telegence(TM)
                               Billing Software

       Appendix B              Special Commitments Regarding Directory Software

       Exhibits A - J

The parties, intending to be legally bound, agree as follows:


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                             ARTICLE 1: DEFINITIONS

       The following terms and all other terms defined in this Agreement shall have the meanings so defined unless the context indicates otherwise. Terms defined in the singular shall include the plural and vice versa when the context so indicates.

"Acceptance Letter"           means a document substantially in the form of
                              Exhibit A (for Software Development) as attached hereto and made a part hereof.

"Acceptance Test Period"      means the period specified in the applicable Order
                              (or, if not specified in the applicable Order, a period of thirty (30) working days) commencing on the first working day following the Delivery Date during which SBC has the right to test the Software in order to determine whether it conforms to the applicable Order. Acceptance Test Period can be extended upon reasonable request by SBC.

"Affiliate"                   includes any current or future domestic entity
                              (i.e., at least 90% of whose customers utilize
                              billing addresses in the United States), whether
                              incorporated or not, which (1) owns, directly or
                              indirectly, a majority interest in either party (a
                              "parent company"), or (2) a 51% or greater
                              interest of which is owned, either directly or
                              indirectly, by: (i) a party to this Agreement, or
                              (ii) a parent company of a party to this
                              Agreement.

"Critical Performance
  Milestone"                  means a date certain or the end of a stipulated
                              interval of time for the delivery of an item of Program Material or Software or the completion of performance of a Service, the timely completion or delivery of which is considered to be critical to the success of the Project and which is expressly referred to in an Order as a "Critical Performance
                              Milestone".

"Custom Software"             means the unique or specialized computer programs,
                              routines or subroutines which are listed as Custom
                              Software in the applicable Order or Functionality
                              Matrix and developed by Amdocs hereunder. Custom
                              Software also includes source code and all associated Program Material. Custom Software also includes changes made to Standard Software.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

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"Delivery Date"               means the date on which Amdocs delivers completed
                              Software to SBC for testing during the Acceptance Test Period. The initially scheduled Delivery Date is stated in the applicable Order and is subject to change in accordance with the provisions of this Agreement.

"Detailed Functional          means a document which sets forth and establishes
Specifications"               the detailed functional design specifications
                              reflecting the requirements established by the Functionality Matrix.

"Functionality Matrix"        means a document, presented in the form of a
                              matrix, setting forth SBC's specific functional requirements for Software and may include SBC's milestones for a Project.

"Information"                 means specifications, drawings, sketches, models,
                              samples, tools, computer programs, technical information, and other confidential business, customer or employees information or data, whether written, oral or otherwise.

"Key Employee"                means an Amdocs employee whose assignment to a
                              Project is deemed to be important to its success and who may not be reassigned or transferred by Amdocs from the Project without SBC's written agreement, which will not be unreasonably withheld. Key Employees must be identified as such in applicable Orders.

"Material"                    means original written material prepared by
                              Amdocs' employees for SBC pursuant to an Order, including, consulting reports; management reports and other written material documenting best practices and processes; testing materials and methodologies; test metrics; source code statements and listings; and Program Material.

"Order" means each Order executed hereunder ordering Software and/or Services which shall be deemed to incorporate (1) the provisions of this Agreement (including the Appendices and Exhibits attached hereto), as it may from time to time be amended,
                              (2) the Functionality Matrix applicable to such Order, if applicable and (3) any subordinate documents attached to or


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                              referenced in this Agreement or such Order or Functionality Matrix, if applicable. Each such Order shall be deemed to be a separate and independent agreement between the parties with respect to the subject matter thereof and shall be substantially in the form of Exhibit B1 (for Software Development), or Exhibit B2 (for Ongoing Support), or Exhibit B3 (for Maintenance Services), each attached hereto and made a part hereof.

"Program Material"            means all applicable material associated with
                              Software, including, but not limited to: (i) detailed architecture design and any other design specification documents; (ii) the detailed programming specification and any other functional specification documents; (iii) test data; (iv) user instructions; and (v) training materials.

"Project"                     means the development of Software for a particular
                              SBC job operation.

"Project Manager"             means each party's manager responsible for a
                              Project or Ongoing Support Order and identified on the applicable Order.

"Proposal Statement"          means Amdocs' statement of the conditions under
                              which it proposes to provide the Software for a Project.

"Services"                    means all Custom Software development and other
                              services described in the applicable Order provided by Amdocs hereunder to SBC, including but not limited to training, installation of the Software, maintenance services, ongoing support and preparation of documentation.

"Software"                    means the Standard and Custom Software which is
                              provided by Amdocs hereunder to SBC, including
                              Program Material and source code.

"Standard Software"           means the proprietary Amdocs computer programs,
                              which are listed as Standard Software in the applicable Order and licensed hereunder to SBC by Amdocs. Standard Software also includes source code and all existing associated Program Material.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

"Terminate" or "Termination"  means the ending of the Agreement or an Order by one party. The general terms include "Termination for Cause" and "Termination for Convenience."

"Terminate for Cause" and     mean the ending of the Agreement or an Order in
"Termination for Cause"       accordance with the provisions of this Agreement
                              by a nondefaulting party where the other party is in material default of an obligation under the Agreement or an Order. Upon Termination for Cause the nondefaulting party may exercise such remedies against the defaulting party as are available under this Agreement only.

"Terminate for Convenience"   mean the ending of the Agreement or an Order by a
and "Termination for          party, in accordance with any required notice
Convenience"                  provisions and other provisions of this Agreement
                              authorizing a party to end the Agreement or an Order without cause. On Termination for Convenience, all obligations which are still executory on both sides are discharged but any right based on prior breach or performance survives.

"Warranty Period"             means the period during which Software is covered
                              by Amdocs' warranties under the Sections entitled
                              "Warranties" in the applicable Articles of this Agreement.

(ARTICLE 2 FOLLOWS)

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                          ARTICLE 2: GENERAL PROVISIONS

2.1. SCOPE OF AGREEMENT

      This Agreement sets forth the general terms and conditions under which Amdocs shall provide Software Development, licenses for Standard Software, On-going Support, Maintenance Services, Training Services, and other Services to SBC. In addition, this Agreement shall set forth the principles and agreements between the parties relating to the strategic partnership between the parties as it relates to the joint development of software systems for SBC's telecommunications business. If an Affiliate approaches Amdocs directly, Amdocs will make reasonable efforts to call upon SBC Procurement to participate in the negotiation, preparation, and approval of any Order or other contractual obligation in accordance with SBC procurement principles.

2.2. TERM OF AGREEMENT

      This Agreement shall become effective as of July 7, 1998 and shall continue in full force and effect for a term of five (5) years.

2.3. MASTER AGREEMENT

      a. This Agreement anticipates the future execution of Orders by SBC. In addition, (i) Amdocs agrees that any Affiliate of SBC may place Orders, with Amdocs which incorporate the terms and conditions of this Agreement, and that the names SBC" and "SBC OPERATIONS, INC." shall be deemed to refer to such Affiliate when an Affiliate places an Order with Amdocs incorporating the terms and conditions of this Agreement, and (ii) SBC agrees that Orders may be placed by SBC or any Affiliate thereof with any Affiliate of Amdocs. An Affiliate will be responsible for its own obligations, including but not limited to, all licenses fees, payment obligations, and charges incurred in connection with such Order. The parties agree that nothing in this Agreement will be construed as requiring SBC to indemnify Amdocs, or to otherwise be responsible, for any acts or omissions of such Affiliate, nor shall anything in this Agreement be construed as requiring any Affiliate to indemnify Amdocs, or to otherwise be responsible, for the acts or ommissions of SBC.

      b. The provisions of this Agreement shall apply to all obligations entered into between Amdocs and SBC or any Affiliate thereof during the term of this Agreement with respect to the Software and Services which are the subject of this Agreement. If SBC or an Affiliate of SBC enters into a separate written agreement with Amdocs, signed by Amdocs and the persons authorized to execute agreements for SBC or such Affiliate of SBC, any such separate agreement signed between Amdocs and SBC or Affiliate of SBC shall apply only to the subject matter of such agreement and shall have no effect whatsoever on the terms of this Agreement.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

2.4. PRICES AND TERMS

      a. SBC may obtain Custom Software and Services at the rates and charges specified in Annex A1 to Appendix A and Annex B1 to Appendix B, respectively, ("Amdocs' Rates and Charges") (less any applicable discounts) in effect on the effective date of this Agreement and until the date specified in such Annexes. Thereafter, Amdocs may increase its labor rates upon *** days prior written notice to SBC, beginning in ***. Such price increases may not exceed the increase in the Consumer Price Index for All Urban Consumers ("CPI-U"), Selected Areas, U.S. City Average, as published by the U.S. Bureau of Labor in the month of December preceding the month in which the price increases may take effect, plus ***. The maximum permissible annual increase shall be ***. For example, if the published CPI-U in December, 1999 is *** for the increase in the CPI-U from December, 1998 through November, 1999, then Amdocs may increase its labor rates beginning in *** by *** (***). After the initial labor rate increase, such labor rates shall not be increased more than *** in any ***.

      b. The license fees payable to Amdocs with respect to any Standard Software licensed by Amdocs to SBC shall be specified in the applicable Order. Unless such Order specifies otherwise, the payment terms for the Standard Software shall be as follows: (i) *** upon execution of the Order, (ii) *** upon delivery of the Detailed Functional Specifications in respect of such Software, (iii) *** upon delivery and installation of the Software, and (iv) *** upon acceptance by SBC of the Software.

2.5. ORDERS

      SBC shall submit each proposed Order in duplicate to Amdocs for Amdocs' review and acceptance or rejection. Amdocs shall notify SBC in writing of Amdocs' acceptance or rejection of each proposed Order within ten (10) calendar days after Amdocs' receipt of the Order; provided, however, that Amdocs shall not reject any proposed Order which correctly reflects all the terms and conditions agreed to by the parties in the negotiations relating to such Order. If Amdocs rejects a proposed Order, Amdocs shall detail in writing its reasons for such rejection and shall indicate the modifications necessary to make the proposed Order acceptable to Amdocs. Amdocs shall accept a proposed Order by signing it in duplicate and returning it to SBC. Each Order shall become effective when signed by both parties.

2.6.   INVOICES AND PAYMENTS

      a. SBC shall have no obligation to pay Amdocs for any charges unless such charges are expressly authorized by an Order and SBC has received an invoice for such charges.

      b. Each Order issued hereunder shall clearly specify whether the Services or Custom Software purchased under such Order shall be paid for on a time and materials basis or pursuant to an agreed to payment schedule. For all


                             PROPRIETARY INFORMATION
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                                            *** CONFIDENTIAL TREATMENT REQUESTED

      Services and Custom Software developed on a time and materials basis, Amdocs shall deliver to SBC twelve (12) invoices per year, each invoice to cover four (4) or five (5) whole weeks ("Billing Period") for the charges stated on the applicable Order. For Software developed or ordered pursuant to a payment schedule, Amdocs shall deliver to SBC its invoices in accordance with such schedule.

c. SBC shall pay or cause to be paid each invoice within thirty (30) calendar days after SBC's receipt of such invoice, unless SBC disputes the invoice pursuant to paragraph (f) below. Payments, including any progress payments or payments made by SBC against any Payment Milestone shall not be construed as acceptance of any Software, and the Software shall be subject to SBC's acceptance of the Software in accordance with the provisions of this Agreement.

d. Each invoice rendered hereunder shall describe the Software or Services and indicate the Order number, charges and applicable taxes, if any. Amdocs shall separately identify all portions of charges to SBC in sufficient detail so SBC can properly account for expense and capitalization costs in compliance with the Uniform System of Accounts Rewrite mandated by the Federal Communications Commission. Amdocs shall send each invoice to the billing address shown in the applicable Order. In addition, Amdocs shall track on the invoice all hours expended under the Software's warranty, if applicable; and all hours expended on bug-fixes outside the warranty. No term or condition of any such invoice shall be binding upon SBC, and no action by SBC, including but not limited to the payment of any such invoice in whole or in part, shall be construed as binding or estopping SBC with respect to any such term or condition, unless the invoice term or condition has been previously agreed to by SBC in the applicable Order to this Agreement.

e. Any undisputed credits due SBC may be applied by SBC as a credit against Amdocs' invoices. Any undisputed amounts due SBC that are not credited against Amdocs' invoices for any reason shall be paid to SBC by Amdocs within thirty (30) days after such amount is determined by SBC and Amdocs receives notification of such determination. In the event SBC claims any adjustments are due to it under this Agreement, SBC must promptly provide Amdocs with written notice thereof SBC shall be entitled to apply such adjustments as a credit against any money due Amdocs under this Agreements only if (i) Amdocs does not dispute such adjustments, or (ii) in the event SBC has initiated proceeding pursuant to the provisions of Section 2.42 (Dispute Resolution) after Amdocs has disputed in writing such adjustments.

f. If SBC disputes any invoice rendered or any portion thereof or amount paid, SBC will so notify Amdocs, and the parties will use their best efforts to resolve such dispute expeditiously. Provided that SBC so notifies Amdocs of a disputed invoice and there is a good faith basis for such dispute, the time for paying the disputed portion of the invoice shall be extended by a term


                             PROPRIETARY INFORMATION
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
                                     -9-


      equal to the time between SBC's notice of such dispute and the resolution thereof. Any undisputed amounts shall be paid by SBC in accordance with the provisions of Section 2.6.c. If such disputed amount is determined to be owing to Amdocs, then SBC shall pay to Amdocs interest on such amount as provided for late payments, accruing from the date that such payment would have been originally due.

g. Notwithstanding any other remedies available to Amdocs under this Agreement or under applicable law, payment in arrears of more than *** days shall bear interest from the date payment is due at the rate of *** per annum above the prime rate published by the New York Wall Street Journal unless the amount in arrears is disputed in good faith and until such dispute is resolved. Additionally, and without affecting the foregoing, SBC failure to pay any undisputed payment under this Agreement within *** days after such payment becomes due shall be considered a material breach of this Agreement by SBC, subject to the provisions of
      Section 2.42.

2.7. RECORDS

a. Amdocs shall maintain accurate records of all amounts billable to and payments made by SBC hereunder in accordance with generally accepted accounting principles, consistently applied in all accounting periods, in a format that will permit audit in accordance with generally accepted auditing standards. Amdocs shall retain such records for a period of three
      (3) years from the date of final payment under the Order to which such records relate. Amdocs shall provide reasonable supporting documentation to SBC within thirty (30) calendar days after receipt of notice of any dispute concerning any invoice. Amdocs agrees that all records required under this Section 2.7 will be available for audit by an independent third party auditor (who shall have signed a confidentiality agreement with Amdocs in the form of Exhibit C) appointed by SBC at its expense, on reasonable advance notice, no more than once in any twelve (12) month period, and during normal business hours, in the event of a dispute between SBC and Amdocs hereunder or for the purpose of verifying that Amdocs is complying with its obligations hereunder.

b. Amdocs shall maintain accurate accounting records of all transactions with Southwestern Bell Telephone Company, Pacific Bell, Nevada Bell, and any other future Affiliate of SBC that is or may become subject to the requirements of Part 32 and Part 64 of the Rules of the Federal Communications Commission pertaining to "affiliate transactions" and any similar state or federal requirements, provided SBC duly notifies Amdocs of any such Affiliates and of any such similar state or federal requirements. Amdocs shall, at SBC expense, provide reasonable assistance to assist any such Affiliate with regard to such requirements whenever those requirements or their enforcement impinges upon any transaction hereunder.


                             PROPRIETARY INFORMATION
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                                            *** CONFIDENTIAL TREATMENT REQUESTED

2.8. TAXES

      a. Amdocs will invoice SBC the amount of any federal excise taxes or state or local sales taxes imposed upon any transaction hereunder as separate items, listing the taxing jurisdiction imposing the tax. SBC agrees to pay such amounts to Amdocs.

      b. Amdocs agrees to pay, and to hold SBC harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of Amdocs, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Amdocs.

      c. Upon SBC's request, the parties shall consult with respect to the basis and rates upon which Amdocs shall pay any taxes for which SBC is obligated to reimburse Amdocs under this Agreement. If SBC determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, SBC shall provide Amdocs with an opinion from SBC's in-house counsel if the tax amount in dispute is less than *** or an opinion from Ernest & Young if the tax amount in dispute is over ***, supporting such determination. If SBC desires to contest such collection, SBC shall promptly notify Amdocs. SBC agrees to pay, and to hold Amdocs harmless from and against any penalty, interest, additional tax or other charge that may be levied or assessed as a result of Amdocs compliance with such tax opinion. If SBC determines that in its opinion it has reimbursed Amdocs for sales or use taxes in excess of the amount which SBC is obligated to reimburse Amdocs, SBC and Amdocs shall consult to determine the appropriate method of recovery of such excess reimbursements. Amdocs shall credit any excess reimbursements against tax reimbursements or other payments due from SBC if and to the extent Amdocs can make corresponding adjustments to its payments to the relevant tax authority. At SBC's request and expense, Amdocs shall file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to SBC all such refunds (and interest) received.

      d. If any taxing authority advises Amdocs that it intends to audit Amdocs with respect to any taxes for which SBC is obligated to reimburse Amdocs under this Agreement, Amdocs shall (1) promptly so notify SBC, and (2) keep SBC fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Article II.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                        *** CONFIDENTIAL TREATMENT REQUESTED

2.9. ACCESS TO SBC's PREMISES

a. Amdocs shall when appropriate have reasonable access to SBC's premises at such times as may be agreed upon by the parties in order to enable Amdocs to perform its obligations under this Agreement. Amdocs assures SBC that only persons employed by Amdocs (or an Amdocs Affiliate) or subcontracted by Amdocs (or by an Amdocs Affiliate) will be allowed to enter SBC's premises. If SBC reasonably requests Amdocs or its subcontractor to discontinue furnishing any person provided by Amdocs or its subcontractor from performing work on SBC's premises, Amdocs shall immediately comply with such request. Such person shall leave SBC's premises promptly and Amdocs shall not furnish such person again to perform work on SBC's premises without SBC's written consent. Amdocs shall not be liable for any delay in the performance of any Order resulting directly from Amdocs' compliance with SBC's request to remove any person from SBC's premises. Amdocs must provide a replacement with comparable skill sets within a reasonable time after the removal, unless otherwise agreed to by the parties.

b. SBC may require Amdocs or its subcontractor employees to exhibit identification credentials, which SBC may issue in order to gain access to SBC's premises for the performance of Services hereunder. If, for any reason, any Amdocs' or Amdocs subcontractor's employees are no longer performing such Services, Amdocs shall promptly inform SBC. Notification shall be followed by the prompt delivery to SBC of the identification credentials, if issued by SBC, or a written statement of the reasons why said identification credentials cannot be returned.

c. Amdocs shall direct its personnel and subcontractors to perform work which conforms to SBC's practices and handbooks (as provided to Amdocs), to protect material, buildings or structures and to perform Services with care and due regard for the safety, convenience and protection of SBC, its employees and property, and members of the public. Amdocs shall direct all persons furnished by Amdocs to work harmoniously with all others when on SBC's premises.

2.10. INDEPENDENT CONTRACTOR

      The parties agree that:

      a. Amdocs is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of SBC;

      b. the Amdocs personnel performing the Services hereunder shall be considered solely the employee personnel of Amdocs and not employees or agents of SBC;


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      c. Amdocs has and retains the right to exercise full control of and supervision over the performance of Amdocs' obligations hereunder and full control over the employment, direction, assignment, compensation, and discharge of all personnel assisting Amdocs in the performance of such obligations; however, the parties recognize that joint oversight may be required for joint development projects;

      d. Amdocs is solely responsible for all matters relating to the payment and compensation, including payment of premium pay for overtime, of all Amdocs personnel assisting in the performance of Amdocs' obligations. Amdocs will pay all employee compensation and related taxes and benefits from its own accounts, without regard to any dispute concerning SBC's liability or payment to Amdocs under any invoice related to any Service performed by Amdocs;

      e. Amdocs is solely responsible for all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns, and information returns, and partnership income tax returns and schedules under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws and all other payroll tax laws or similar laws (all collectively hereinafter referred to as "payroll tax obligations") with respect to any and all Amdocs personnel providing Services under this Agreement. If any federal, state, or local taxing authority may claim that SBC is or may be liable on account of any payroll tax obligations, including the payment of interest or penalties, with respect to any such Amdocs personnel, then Amdocs shall:

            (i)   cooperate fully in SBC's defense of such claim; and

            (ii) disclose, to the extent reasonably necessary to satisfy the applicable taxing authority, its payroll tax returns, and associated payment deposits records, canceled checks and instruments, and other such documents reasonably necessary to enable SBC to perfect its defense of such claims; and

            (iii) execute and deliver such powers of attorney or other consents as may be necessary;

f. Amdocs is and will respond as the employer of all Amdocs personnel, for purposes of Unemployment Insurance; and

g. Amdocs has secured Workers' Compensation Insurance and Employer's Liability Insurance, as required in Section 2.12.a(1) of this Agreement, to cover all Amdocs personnel performing services under this Agreement.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

2.11. INDEMNIFICATIONS

      a. Amdocs shall indemnify and hold harmless SBC and its directors, officers, shareholders, agents and employees ("Indemnitees"), from and against any fine, penalty, loss, cost, damage, injury, claim, expense or liability (individually and collectively "Liabilities"), including, but not limited to, Liabilities as a result of (1) injury to or death of any person; (2) damage to, loss or destruction of any property; (3) claims for Liabilities for payroll tax obligations and other employer obligations which may be asserted against an Indemnitee, where such claims arise from Amdocs' use of persons that it classifies as independent contractors or subcontractors to perform obligations which this Agreement requires to be performed by employees (including managers) of Amdocs; (4) failure to comply with the section entitled "Compliance with Laws", or (5) an infringement of patents, registered trademarks, trade names and copyrights registered in the United States and/or Canada or a misappropriation of trade secrets, where such Liabilities arise out of or result from or in connection with this Agreement, except for that portion of Liabilities which are caused by the actions or omissions of SBC.

      b. SBC shall indemnify and hold harmless Amdocs and its Affiliates, and the directors, officers, shareholders, agents and employees of each of them ("Indemnitees"), from and against any fine, penalty, loss, cost, damage, injury, claim, expense or liability (individually and collectively "Liabilities"), including, but not limited to, Liabilities as a result of (1) injury to or death of any person; (2) damage to, loss or destruction of any property; (3) failure to comply with the section entitled "Compliance with Laws," or (4) an infringement of patents, registered trademarks, trade names and copyrights registered in the United States and/or Canada or a misappropriation of trade secrets, where such Liabilities arise out of or result from or in connection with this Agreement, except for that portion of Liabilities which are caused by the actions or omissions of Amdocs.

      c. Amdocs and SBC are both, as the context requires, referred to in this section as an "Indemnifying Party." An Indemnifying Party shall, at no cost or expense to any Indemnitee, defend and/or settle any claim, proceeding, appellate proceeding, or suit against the Indemnitees for Liabilities, and pay any reasonable costs, reasonable attorney fees, and any judgment and/or settlement that may be incurred by any Indemnitee, under this section or the enforcement of its rights under this section. An Indemnifying Party shall also (1) keep the Indemnitees subject to such Liabilities fully informed as to the progress of such defense and/or settlement and (2) afford the Indemnitees, each at its own expense, an opportunity to participate on an equal basis with the Indemnifying Party in the defense or settlement of any such Liabilities.

      d. With respect to any claim of infringement or misappropriation as aforesaid, if any Indemnitee's use of Software in such action or suit is enjoined, the Indemnifying Party shall at its own expense, either (1) procure for such


                            PROPRIETARY INFORMATION
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
                                     - 14 -


            Indemnitee the right to continue using the Software, or (2) after consultation with such Indemnitee, replace or modify the Software to make it substantially similar, functionally equivalent, and noninfringing. If neither (1) or (2) above are possible, then the Indemnifying Party shall refund to the Indemnitee the cost of such Software, pro-rated over a five year period.

2.12. INSURANCE

      Any and all insurance and/or bonds that may be required of Amdocs under the laws, ordinances, and regulations of any governmental authority is and shall be the sole responsibility of Amdocs.

      a. At all times during the term of this Agreement, and at its sole expense, Amdocs shall maintain the following insurance:

            (i) "Commercial General Liability" insurance providing coverage at least as broad as the Insurance Services Office's coverage form "CGOOO1 (ed. 10/93)" for:

                  (A) bodily injury and property damage liability, with the exclusion for contractual liability deleted,

                  (B)   personal and advertising injury liability, and

                  (C)   medical payments,

                        including coverage for supplementary payments (such as insurer's expenses, costs of bonds, reasonable expenses of investigation and defense, costs of suit, and prejudgment interest) connected with coverages (A) and
                        (B). The "Occurrence Limit" of such insurance shall not be less than *** dollars and the "General Aggregate Limit" of such insurance shall not be less than *** dollars. Such insurance shall: (a) name SBC and its directors, officers, and employees as additional insureds with respect to this Agreement; (b) provide that such insurance is primary and noncontributing coverage with respect to all insureds; and (c) include a "Separation of Insureds" provision stating that, except with respect to the Limits of insurance and any rights or duties specifically assigned to the first named insured, the insurance applies separately to each insured against whom claim is a made or suit is brought;

            (ii) "Professional" liability insurance providing coverage for errors and omissions, including contractual liability, with a limit of not less than two million dollars;

            (iii) "Business Auto" liability insurance providing coverage at least as broad as the Insurance Service Office's coverage form "CAOOOl (ed. 12/93)" for liability resulting from the ownership, maintenance,


                             PROPRIETARY INFORMATION
 Not for use or disclosure outside SBC or Amdocs except under written agreement

                                             ***CONFIDENTIAL TREATMENT REQUESTED
                  or use of an owned, hired, or non-owned auto, with a limit of not less than five million dollars per accident; and

            (iv) "Workers Compensation and Employers Liability" insurance which complies with the workers compensation law of each state where Services are provided under this agreement, with minimum limits of one million dollars for each accident and one million dollars for each disease.

                  Amdocs may maintain required limits through any combination of primary insurance and excess or umbrella insurance.

      b. Amdocs shall maintain all insurance described in paragraph a., above, in accordance with the following requirements:

            (i) Each insurance policy shall be issued by an insurance company that holds a current rating of B+X1 or better according to Best's Key Rating Guide, unless this requirement is expressly waived in writing by SBC's Risk Management Department;

            (ii) Each insurance policy shall be issued by an insured company licensed to transact insurance business (that is, an admitted insurance company) in Texas unless Amdocs furnishes to SBC written certification from Amdocs' insurance broker, insurance agent, or other qualified expert, certifying that such insurance is issued by a non-admitted insurance company currently bearing the designation "no objection to use" given by the administrative agency having authority to issue such designation in Texas;

            (iii) Each insurance policy shall be issued on an "occurrence" form, except that "Commercial General Liability" insurance and "Professional" liability insurance may be issued on "claims made" forms, so long as "occurrence" forms are unavailable in the insurance industry, if such "claims made" form has a retroactive date coinciding with or prior to the effective date of this Agreement and a minimum extended claims reporting period of two years following the Termination of this Agreement; and

            (iv) Each insurance policy shall provide that such insurance is primary coverage with respect to all insureds; and

            (v) Each insurance policy shall be endorsed to provide SBC thirty days advance written notice prior to cancellation.

      c. Prior to the execution of this Agreement, and thereafter upon renewal of any insurance policy or upon written request from SBC, Amdocs shall provide SBC with certificates of insurance and executed copies of additional insured endorsements, giving evidence that all of the foregoing obligations have


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            been satisfied with respect to coverages, limits of insurance, and insurance policy terms, conditions, and provisions.

2.13. INFORMATION

      a. In the performance of its obligations under this Agreement, Amdocs acting through its employees may have access to or receive Information owned or controlled by SBC ("SBC Information"). Such SBC Information may contain material which SBC deems proprietary or confidential, including disclosures of patentable inventions with respect to which patents may not have been issued or for which patent applications may not have been filed or material which is subject to applicable laws regarding secrecy of communications or trade secrets. Accordingly, Amdocs agrees:

            (i) that all such SBC Information so acquired shall be and shall remain SBC's exclusive property;

            (ii) to inform all of its employees engaged in handling such SBC Information of the confidential character of such SBC Information and of the existence of applicable laws regarding secrecy of communications;

            (iii) to keep, and have its employees keep, such SBC Information confidential;

            (iv) to limit access to such SBC Information to authorized employees having a need to know;

            (v) not to copy or publish or disclose such SBC Information to others or cause or permit its employees, or anyone else to copy, publish or disclose such SBC Information to others without SBC's prior written approval;

            (vi) to deliver promptly any copies of such SBC Information in written, graphic or other tangible form to SBC at SBC's request; and

            (vii) to use such SBC Information only for purposes of fulfilling
                  Services or providing Custom Software ordered hereunder and for other purposes only upon such terms as may be agreed upon between Amdocs and SBC in writing.

      b. SBC undertakes to treat as confidential the Standard Software, documentation and all other Information of a confidential nature which it may receive from Amdocs with respect to Amdocs' Software and Services under this Agreement ("Amdocs Information") and to apply to such Amdocs Information the same measures of security as it normally applies to its own confidential, technical and commercial information, which measures shall include the measures specified in sections (i) through (vii) of paragraph (a) above and shall not be less than reasonable under the applicable


                             PROPRIETARY INFORMATION
 Not for use or disclosure outside SBC or Amdocs except under written agreement circumstances. Without derogating from the generality of the foregoing, SBC shall use all reasonable measures to ensure that no one, except for: (i) SBC's employees who have the need to know for the performance of this Agreement and the applicable Order and (ii) third parties who have a need to know for purposes of this Agreement, provided that such third parties have first signed non-disclosure agreement with Amdocs in the event they will have access to any source code, specifications, and similar proprietary Amdocs Information.

      c. Notwithstanding the foregoing, nothing contained in this section shall restrict either party in the use or disclosure of any information obtained from the other party which:

            (i) is already in the possession of such party without accompanying use or disclosure restrictions prior to its receipt from the other party; or

            (ii) is or subsequently becomes publicly available through no fault of such party; or

            (iii) is rightfully received by such party from a third party without any accompanying use or disclosure restrictions; or

            (iv)  is independently developed by such party or a third party; or

            (v) is approved in writing for release or unrestricted use by the other party.

2.14. NOTICE OF DELAYS

      Whenever any actual cause delays or threatens to delay either party's performance, the delayed party shall immediately so notify the other party in writing. Such notice shall include all relevant information concerning the cause of the delay and its background. During the period such cause exists, the delayed party shall keep the other party advised of its effect on the delayed party's performance and of the measures being taken to remove it.

2.15. TERMINATION FOR CAUSE

      Any party may, prior to the completion of any Order, Terminate the applicable Order if the Arbitrator (as defined herein) has made a determination that the other party has committed a material breach of the applicable Order, provided that (i) before Terminating, the first party has given the defaulting party a written notice specifying the breach with seventy-five (75) days right to cure, and (ii) the Arbitrator has determined that the defaulting party has committed a material breach of the applicable Order, and has determined the circumstances and/or terms and conditions which shall constitute a cure of such material breach. The Arbitrator shall retain jurisdiction over the dispute until such cure has been made.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

2.16. PARTIAL TERMINATION

      Where a provision of this Agreement or applicable law permits SBC to Terminate an Order for cause or convenience, such Termination may, at SBC's option, be either complete or partial. In the case of a partial Termination, SBC may, at its option, accept a portion of the Software or Services covered by an Order, and pay Amdocs for such Software or Services at the unit prices set forth in such Order, and issue a revised Order to reflect such partial Termination. The right to Terminate an Order for Cause shall also include the right to Terminate any other Order for Cause which is directly affected by the Termination of the initially Terminated Order.

2.17. TERMINATION FOR CONVENIENCE

      a. General. Either party may Terminate for Convenience this Agreement upon ninety (90) days prior written notice to the other party setting forth the effective date of such Termination. The Termination of this Agreement for any reason shall not affect the obligations of either party pursuant to any Orders previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Orders as if this Agreement had not been Terminated.

      b. Termination For Convenience of Software Order. SBC may at any time Terminate any Order for Software for Convenience prior to the Delivery Date of the Software covered by such Order, by giving Amdocs at least thirty (30) days prior written notice. Upon receipt of any such Termination notice, Amdocs shall, if so requested by SBC immediately cease performing work and incurring costs in connection with such Order. After receipt of Amdocs' invoice (supported by adequate documentation), SBC will pay Amdocs in accordance with the applicable Order for work under such Order performed prior to the effective date of such Termination for Convenience. If no other provision for Termination charges is specified in the applicable Order, then Amdocs shall bill SBC for any license fees which may be due up to the effective date of termination as well as for the net amount determined by applying the then-current Schedule of Rates and Charges to (i) all work performed under the Order to the date of Termination and (ii) up to thirty (30) days additional time for each Amdocs employee not redeployed by Amdocs subsequent to date of Termination, and adding thereto the amount of all Reimbursable Expenses (as defined in Exhibit E) which Amdocs has then incurred under the Order, and subtracting from the total so obtained the cumulative amount of all payments previously made to Amdocs under the Terminated Order. SBC shall make payment to Amdocs equal to such net amount, however, in no event shall such payment exceed the charges or fixed fee specified in such Order. After the receipt of SBC's payment, Amdocs shall deliver to SBC all drafts and versions of the Custom Software which have been written pursuant to such Terminated Order. The payments referred to herein shall be in addition to any payments to be made by SBC to Amdocs pursuant to other provisions contained in Appendix A and any future Appendices of this Agreement.


                             PROPRIETARY INFORMATION
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
                                     - 19 -

      c. Termination For Convenience of Ongoing Support Order. SBC may, at its option and without any liability to Amdocs, Terminate any OGS Order for Convenience by written notice to Amdocs. Such Termination shall be effective thirty (30) days following SBC's giving such notice to Amdocs, and Amdocs shall cease performing any Ongoing Support Services as of the effective date of such Termination. SBC shall pay Amdocs (i) for any Services performed prior to such Termination, and (ii) for the cost of any Amdocs' employees which were assigned to the terminated Order and which Amdocs was not able to reassign at the end of the thirty day notice period, which payment shall not exceed up to thirty additional days per each such employee, all in accordance with the provisions of the applicable Order and in accordance with Section 2.4. (Prices and Terms). If no other provision for Termination charges is specified in the applicable OGS Order, then Amdocs shall bill SBC for the net amount determined by applying the then-current Schedule of Rates and Charges to all work performed under the OGS Order to the date of Termination plus any additional amounts as set forth in (ii) above and adding thereto the amount of all Reimbursable Expenses (as defined in Exhibit E) which Amdocs has then incurred under the Order, and subtracting from the total so obtained the cumulative amount of all payments previously made to Amdocs. SBC shall make payment to Amdocs equal to such net amount. In no event shall such payment exceed the maximum expenditure or fixed fee, as the case may be, specified in such OGS Order. In addition, in the event that as a result of such Termination for Convenience, Amdocs is required to relocate Amdocs' OGS personnel which are located at any SBC sites, then SBC shall reimburse Amdocs for its actual costs incurred in connection with such relocation. After the receipt of SBC's payment, Amdocs shall deliver to SBC all drafts and versions of the material which have been written pursuant to such Terminated Order, if applicable.

2.18. QUIET ENJOYMENT

      SBC shall be entitled during the applicable lease or license term to possess and use any leased or licensed Software without disturbance by Amdocs or anyone claiming by or through Amdocs, provided only that SBC is not in material default of its obligations under the applicable Order or under the terms of this Agreement as determined by the Arbitrator in
      Section 2.42. Amdocs represents that the applicable Order is not subject or subordinate to any right of Amdocs' creditors, or if such subordination exists, that the agreement or instrument creating the same provides for nondisturbance of SBC, provided only that SBC is not in material default of its obligations under the applicable Order or under the terms of this Agreement.

2.19. ASSIGNMENT

      Except as otherwise provided by law, neither party shall assign its rights or delegate its duties ("Assignment") under this Agreement, without the prior written consent of the other party. Any attempted Assignment in contravention of this section shall be void and of no effect. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of Amdocs and SBC.


                            PROPRIETARY INFORMATION
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
                                     - 20 -


2.20. SUBCONTRACTING

      Amdocs' performance of this Agreement may involve participation of subcontractors. The parties agree that Amdocs may subcontract and/or assign any of the Services to be provided by Amdocs hereunder to any other entity Affiliated with Amdocs or to specialist subcontractors (all referred to in this Agreement as the "Authorized Subcontractors"), however:

      a. Amdocs shall be responsible for the performance (or non-performance, as the case may be) of any part of this Agreement and any Order issued hereunder by the Authorized Subcontractors to which such part was assigned or subcontracted;

      b. the participation of the Authorized Subcontractors shall not affect any liability imposed on Amdocs under this Agreement; and

      c. Amdocs' obligations under this Agreement and the Orders issued hereunder shall remain in full force and effect despite any act or omission of the Authorized Subcontractors.

      The parties agree that the Authorized Subcontractors will require access to the premises and facilities of SBC for their participation in the performance of this Agreement and the Orders issued hereunder, and that if so requested by Amdocs, SBC shall deal with the personnel of the Authorized Subcontractors and with any reasonable requests of the Authorized Subcontractors, in all respects, as if such personnel were the personnel, and such requests were the requests, of Amdocs.

2.21. NOTICES

      Except as otherwise provided in this Agreement or applicable Order, all notices or other communications under this Agreement shall be deemed to have been duly given when made in writing and either (1) delivered in person, (2) delivered to an agent, such as an overnight or similar delivery service or (3) deposited in the United States mail, postage prepaid, and addressed as follows:

          To Amdocs:                         To SBC:
          AMDOCS, INC.                       SBC, INC.
          1610 Des Peres Road                2600 Camino Ramon, Room 4E453
          St. Louis, MO 63131-1831           San Ramon, Ca 94583
          Attn: President                    Attn: Director-Software Contracting

      The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "NOTICES".


                             PROPRIETARY INFORMATION
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
                                      -21-

2.22. PUBLICITY

      Amdocs shall not use SBC's name or any language, pictures or symbols which could, in SBC's judgment, imply SBC's identity or endorsement by SBC or any of its employees in any (a) written, electronic or oral advertising or presentation or (b) brochure, newsletter, book, electronic database or other written material of whatever nature, without SBC's prior written consent (hereafter the terms in this clause (a) and (b) shall be collectively referred to as "publicity matters"). Amdocs will submit to SBC for written approval, prior to publication, all publicity matters that mention or display SBC's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied. SBC acknowledges that Amdocs is a publicly traded corporation and is therefor subject to certain reporting rules which may require that Amdocs publish certain publicity matters which relate to SBC.

2.23. COMPLIANCE WITH LAWS

      Amdocs and SBC shall comply with all laws and regulations in performance of this Agreement.

2.24. NO THIRD PARTY BENEFICIARIES

      Except as otherwise provided in this Agreement, the provisions of this Agreement are for the benefit of SBC and Amdocs and not for any other person.

2.25. WAIVERS OF DEFAULT

      Waiver by either party of any default by the other party shall not be deemed a waiver by the nondefaulting party of any other default.

2.26. AMENDMENTS

      This Agreement may be amended or modified only by a written document signed by the authorized representative of the party against whom enforcement is sought. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right or condition.

2.27. ORDER OF PRECEDENCE

      In the event of any conflict or inconsistency between provisions of this Agreement, the provisions of any Appendix and/or the provisions of an Order, the following order of precedence shall control: (i) the Order;
      (ii) an Appendix; (iii) the Agreement; but only for purposes of such Order and/or Appendix and, except for such Order and/or Appendix, the terms and conditions of this Agreement shall not be deemed to be waived, amended or modified.


                             PROPRIETARY INFORMATION
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
                                     - 22 -


      In the event of any conflict or inconsistency among the specifications for any Custom Software that may include Standard Software, the provisions of the Functionality Matrix and those of any other specifications attached to or referenced in the applicable Order shall control over Amdocs' published specifications for such Standard Software.

2.28. EXECUTIVE ORDERS

      Amdocs shall comply with Exhibit D (Executive Orders and Associated Regulations), where applicable. As used in Exhibit D, "Contractor" shall mean "Amdocs".

2.29. HEADINGS

      Article, section or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

2.30. GOVERNING LAW

      This Agreement and any Order shall be construed in accordance with the laws of the Texas, as though made, executed, and to be fully performed, in Texas by two parties each of which is domiciled therein.

2.31. NONEXCLUSIVE AGREEMENT

      This Agreement is a nonexclusive Agreement. SBC expressly reserves the right to contract with others for any custom software or services it may require.

2.32. REMEDIES CUMULATIVE

      Any rights of Termination, liquidated damages or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled hereunder, including but not limited to the remedies of specific performance and cover; provided however, that neither party shall retain the benefit of inconsistent remedies.

2.33. SEVERABILITY

      If any provision or any part of a provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable any other portion of this Agreement.

2.34. SURVIVAL

      Provisions contained in this Agreement that by their sense and context are intended to survive completion of performance, Termination, or expiration of this Agreement by any party hereto shall so survive.


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2.35. SBC'S INTELLECTUAL PROPERTY

      Except as expressly provided in this Agreement and its Appendices, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise, any license or right, under any patent, trademark, trade name, copyright or other proprietary right of SBC.

2.36. NONINTERFERENCE WITH EMPLOYEES

      Subject to any restrictions by local laws, each of the parties agrees not to hire or employ any employee of the other party or its Affiliates who are assigned full or part-time to activities which are part of the performance of this Agreement, except by mutual written consent of such other party, within two (2) years of such employee ceasing to work on Projects associated with this Agreement.

2.37. EXPORT CONTROLS

      At Amdocs" expense, Amdocs will obtain any necessary import certificates or permissions and all necessary export or other licenses from the United States government, including, but not limited to, certifications as to use and ultimate destination and/or written agreements not to knowingly transmit the Software directly or indirectly to certain named countries.

2.38. LIMITATION OF LIABILITY

      a. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR CLAIMS IN RESPECT OF OR ARISING OUT OF THE PERFORMANCE OF ITS OBLIGATIONS HEREUNDER FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE), INCURRED BY THE OTHER PARTY OR BY ANY THIRD PARTY WHETHER IN AN ACTION IN CONTRACT OR TORT EVEN IF THAT PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The provisions of this clause shall in no way create any third party beneficiaries under this Agreement.

      b. Notwithstanding anything to the contrary, the sole liability of Amdocs in case of any loss or damage resulting from any error or defect in Software or from the Services provided by Amdocs hereunder that cause errors or defects, will be to correct, as soon as is reasonably possible, such error or defect in accordance with Amdocs' warranty or maintenance obligations. SBC will not have any other remedy against Amdocs.

      c. Notwithstanding anything to the contrary, (i) each party's aggregate liability under this Agreement for any cause(s) whatsoever, except for (x) Liabilities under Section 2.lla(1) through (4) and (y) Liabilities under Section 2.lla(5) to the extent such Liabilities arise as a result of an intentional and knowing infringement, shall not exceed in the aggregate Five Million Dollars, and (ii) each party's liability under any individual Order for any cause(s) whatsoever,


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                                    - 24 -


            except for (x) Liabilities under Section 2.lla(1) through (4) and
            (y) Liabilities under Section 2.lla(5) to the extent such Liabilities arise as a result of an intentional and knowing infringement, shall not exceed the lower of (a) One Million Dollars, or (b) the consideration to be paid to Amdocs under such Order. The limitation of liability specified in (i) of this paragraph (c) shall apply with respect to Orders executed hereunder pursuant to the provisions of Appendices A and B. In the event the scope of this Agreement is extended beyond such two Appendices, the five million dollars shall be increased pro-rata to the extent of such increase.

2.39. JOINT WORK PRODUCT

      This Agreement is the joint work product of SBC and Amdocs and their respective representatives. For convenience, it has been draft in final form by one of the parties. Accordingly, in the event of any ambiguity, no inferences shall be drawn against any party solely on the basis of authorship of this Agreement.

2.40. MBE/WBE/DVBE PARTICIPATION GOALS

      Amdocs commits to submit goals in support of the M/WBE and DVBE program (as defined in the following Section entitled "MBE/WBE/DVBE Termination Clause) by March 31st, 1999. These goals will be developed in conjunction with the SBC Supplier Diversity Manager. Attached hereto and incorporated herein as Exhibit Fl shall be Amdocs' completed Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals. Amdocs will submit an updated Participation Plan annually by the first week in January. Amdocs will submit M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Exhibit F2. Participation Plans and Results Reports will be submitted to the SBC's Prime Results Manager.

2.41. MBE/WBE/DVBE TERMINATION CLAUSE

      a. Amdocs agrees that falsification or misrepresentation of, or failure to report disqualifying change in, the MBE/WBE/DVBE status of Amdocs or any subcontractor utilized by Amdocs; or Amdocs' failure to comply in good faith with any MBE/WBE/DVBE utilization goals established by Amdocs; or Amdocs' failure to cooperate in any investigation conducted by SBC, or by SBC's agent, to determine Amdocs' compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach, SBC may, at its option, Terminate this Agreement for Cause upon 20 days notice. Amdocs acknowledges and agrees that SBC's right to Terminate for Cause is absolute and unconditional, and SBC shall not be subject to liability, nor shall Amdocs have any right to suit for damages as a result of such Termination for Cause.

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      b.    For transactions under this Agreement by Pacific Bell, Pacific Bell
            Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph c. below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified"). For transactions under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph c. below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by the California Affiliates.

      c. MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.

      d. For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph e. below and are certified as DVBEs by the California State Office of Small and Minority Business (0SMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph e. below. For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph e. below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by SBC.

      e. The DVBE must be (1) a sole proprietorship at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the

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            management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability. "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

2.42. DISPUTES AND DISPUTE RESOLUTION

      a. Any dispute arising out of or relating to this Agreement or any Order shall be resolved in accordance with the procedures specified in this Section 2.42, which shall be the sole and exclusive procedure for the resolution of any such disputes, unless the parties establish other procedures by mutual agreement.

      b. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement or any Order promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this contract. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving party shall submit to the other party a written response. The notice and response shall include (i) a statement of each party's position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within 30 days after delivery of the disputing party's notice, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. if the matter has not been resolved by these persons within 60 days of the disputing party's notice, or if the parties fail to meet within 30 days, the dispute shall be referred to more senior executives ("more senior executives" are members of the Council as defined in Section 5.1), of both parties who have authority to settle the dispute and who shall likewise meet to attempt to resolve the matter. If the matter has not been resolved within 30 days from the referral of the dispute to more senior executives or if no meeting of such senior executives has taken place within 15 days after such referral, either party may initiate mediation as provided hereinafter. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

      c. If the dispute has not been resolved by negotiation as provided herein, the parties shall endeavor to settle the dispute by mediation under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. The neutral third party will be selected from


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            the CPR Panels of Neutrals, with the assistance of CPR, unless the parties agree otherwise.

      d. Any dispute arising out of or relating to this contract or the breach, Termination, or validity thereof, which has not been resolved by a nonbinding mediation procedure as provided herein within 90 days of the initiation of such procedure shall be settled by arbitration in accordance with the then current CPR Rules for Non-Administered Arbitration of Business Disputes by one independent and impartial arbitrator (the "Arbitrator"); provided, however, that if one party has requested the other to participate in a non-binding procedure and the other has failed to participate, the requesting party may initiate arbitration before expiration of the above period. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C.ss.ss.1-16 and judgment upon the award rendered by the Arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Dallas, Texas or its environs. The Arbitrator is not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration.

      e. The procedures specified in this Section 2.42 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement or any Order; provided, however, that a party, without prejudice to the above procedures, may file a complaint to seek a preliminary injunction or other provisional relief if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite such action the parties will continue to participate in good faith in the procedures specified in this Section 2.42.

      f. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in this Section 2.42 are pending. The parties will take such action, if any, required to effectuate such tolling.

2.43. FORCE MAJEURE

      a. Neither party shall be deemed in default of this Agreement or any Order to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions or strikes.

      b. If any Force Majeure condition occurs, the delayed party shall give immediate notice to the other party and, in the event the Force Majeure event continues for a period of more than fifteen (15) days, the other party may elect to either: (1) terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option, in the case of SBC, to obtain


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            elsewhere the Software and Services to be furnished by Amdocs under such Order(s) and deduct from any commitment under such Order(s) the consideration of the Software and Services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the Force Majeure condition ceases, with an option to extend any affected delivery or performance date up to the length of time the Force Majeure condition endured.

(ARTICLE 3 FOLLOWS)


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              ARTICLE 3: SOFTWARE LICENSES/DEVELOPMENT/MAINTENANCE

3.1. SCOPE OF ARTICLE

      The purpose of this Article is to provide for the license of Standard Software by Amdocs to SBC and for the maintenance of such Standard Software following the expiration of its warranty period, and for Software development, all as described in such Orders as Amdocs and SBC may execute hereunder.

3.2. PROPOSED PROJECTS

      a. Whenever SBC is considering contracting with Amdocs for a proposed Project, SBC's authorized representative shall forward to Amdocs a letter describing the Software and transmitting the Functionality Matrix for such proposed Project. Such letter may also include the name of the proposed Project, the name, address and telephone number of SBC's Project Manager, any special time requirements for the proposed Project, the type of computer on which the Software is to operate and the programming language desired, any methods or criteria for testing and accepting the Software, and any other conditions which are significant to SBC in considering the assignment of such Project.

      b. Within a reasonable time after receipt of any such letter, Amdocs shall notify SBC as to whether Amdocs will submit to SBC a Proposal Statement for the proposed Project specified in SBC's letter. If Amdocs elects to submit such a Proposal Statement, it shall include, but not be limited to, each of the following items whenever such item is applicable to said Project:

            (i) Amdocs' initial scope of the functional specifications for such Project, and any Standard Software which will be used as a part of the Software, if applicable;

            (ii) Amdocs' license fees for any Standard Software which may be included in the Software, if applicable;

            (iii) Amdocs' estimate of the costs that will be billed to SBC for the development of the Custom Software. Such estimate shall be in sufficient detail that SBC may readily determine the costs applicable to computer time, labor time and material. Such estimate shall provide either (i) a fixed fee, or (ii) an express statement that Amdocs proposes to accomplish the development work on a time and charges basis; and

            (iv)  The Delivery Date for the Software.

      c. Each such Proposal Statement shall be subject to SBC's written acceptance prior to Amdocs' commencing any Services under the proposed Project covered by such Proposal Statement. By written agreement of Amdocs and


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            SBC's Project Manager, any such Proposal Statement may be modified prior to its acceptance by SBC.

      d. Within a reasonable time after receiving Amdocs' written Proposal Statement covering any proposed Project, SBC shall notify Amdocs in writing of SBC's acceptance or rejection of such Proposal Statement. SBC shall incur no obligation to Amdocs because of any such rejection.

      e. If SBC accepts Amdocs' written Proposal Statement covering any proposed Project, SBC shall assign the Project to Amdocs by means of an Order. When such an Order is executed by SBC and Amdocs, Amdocs shall proceed to develop such Custom Software in strict accordance with such Order.

3.3. ORDERS

      Each Order shall be numbered, shall be substantially in the form of Exhibit B1 or Exhibit B3 attached hereto, and shall include, but not be limited to, each of the following items whenever such item is applicable to the Software covered by such Order:

      a.    The effective date of the Order;

      b.    The incorporation of this Agreement by reference;

      c.    The name of the Project;

      d.    The name and address of each party's Project Manager;

      e. A complete list and description of the Software and Program Material covered by the Order, specifying, attaching or referencing the description, the Proposal Statement, and Functionality Matrix for each;

      f. The fixed fee or time and materials charges for the Custom Software development, and any additional charges and costs, at rates consistent with this Agreement;

      g.    The Scheduled Delivery Date;

      h. A complete statement of SBC's responsibilities, if any, including to provide access to specific employees, facilities, computers and computer systems, information, and data to assist Amdocs during the Project;

      i. A Project plan showing the scheduled dates or intervals of time allowed for completion of tasks and the deliverable items required of each party, which may include the Detailed Functional Specifications, any other items of Program Material identified in the Project plan, test data and test cases to be provided by either party, and the Software. The Project plan will list each


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            item which is a Critical Performance Milestone date and each item having a Payment Milestone date;

      j. A Project resource plan showing the planned number of man-months to be provided each month, in each Amdocs Job Classification, to permit tracking of planned hours versus actual hours expended;

      k. The acceptance criteria and methods for testing the Software during the Acceptance Test Period (or the means by which they will be established if they are not established at the time when the Order is executed);

      l. The duration of the Acceptance Test Period (if other than thirty working days);

      m. A complete list, description, and any applicable license fees associated with any Standard Software to be licensed under the Order and included in the Custom Software;

      n.    The location at which the Custom Software shall be developed;

      o. The location to which the Software shall be delivered, and, if applicable, installed;

      p.    The billing address;

      q. The identity of any Amdocs employee who is a Key Employee during the Project;

      r.    Any maintenance terms and conditions if applicable; and

      s.    Any special terms and conditions.

3.4. LICENSE

      a.    General

            (i) The Standard Software license shall include the Standard Software described in the applicable Order, including all future releases, patches, fixes, corrections, enhancements, improvements and updates relating to such Standard Software which are developed by Amdocs during the Warranty Period and thereafter while Amdocs is providing maintenance services under Section 3.8, and which are made generally available to all Amdocs' customers purchasing maintenance for such Standard Software. Such Standard Software is provided to SBC under a nonexclusive license to use the Standard Software for internal use only (and not as a service bureau) by the entity issuing the applicable Order, on as many computer systems as SBC may require.


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            (ii)  With each Standard Software license provided hereunder, Amdocs shall, on the Delivery Date and at no additional charge, provide SBC with a minimum of one (1) copy of the source code and two (2) copies of other Program Material, reasonably necessary to enable SBC to adequately use such Standard Software.

            (iii) SBC shall have the right to reproduce all Program Material and all machine-readable forms of the Standard Software, provided that such reproduction is made solely for SBC's internal use (including use by its Affiliates if so specified in the applicable Order) hereunder. Any such reproductions shall include any copyright or similar proprietary notices contained in the items being reproduced.

            (iv) SBC may retain an archival copy of the Standard Software for so long as the Standard Software is relevant to SBC's operations.

      b.    Perpetual License

            The perpetual license shall commence on the date when SBC accepts the Software and fully pays all applicable license fees therefor.

3.5. DEVELOPMENT OF CUSTOM SOFTWARE

      a. Amdocs shall develop the Custom Software in compliance with the applicable Order. During the development process, SBC shall assist Amdocs and cooperate with Amdocs by making employees available to Amdocs for consultation and providing information, facilities, equipment and data required for the performance of the Services.

      b. In accordance with the Project plan, Amdocs shall develop, complete and deliver to SBC a complete Detailed Functional Specification for each of the programs to be included in the Software in accordance with the Functionality Matrix. Amdocs shall correct such errors and deficiencies in the Detailed Functional Specifications as are identified by SBC. SBC shall approve the Detailed Functional Specifications in accordance with the timetable provided for in the Project plan.

      c. In accordance with the Project plan, and following SBC's acceptance of the Detailed Functional Specifications, Amdocs shall develop, complete, and deliver to SBC all programming to be included in the Software in accordance with the Detailed Functional Specifications. All Software developed by Amdocs shall be documented concurrently with its programming. In accordance with the Project plan, SBC shall provide to Amdocs the relevant test and interface data and test scripts. All Software provided to SBC hereunder shall be tested (including unit testing and integration testing) and debugged by Amdocs.

      d. After the completion of such testing and debugging, Amdocs shall deliver (and install, if applicable) such Software to SBC on or before the scheduled


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            Delivery Date set forth in the applicable Order. Whenever it is technically possible to do so, or unless SBC directs Amdocs otherwise in writing in the Order, Amdocs shall deliver Software electronically, either through transfer by means of telecommunications, or in tangible form by copying the Software directly onto SBC's hardware. Unless specified in writing by SBC, Amdocs will not transfer any disks, tapes, or other tangible property containing the Software (or any subsequent releases or upgrades of the Software) to SBC.

      e. The respective Project Managers of each party shall meet at such intervals as determined in the Order or as they determine to be necessary, to track the actual time and charges incurred against the Project plan and Project resource plan and to prepare an explanation of any variance in excess of any limits fixed by the Order between projected and actual time and charges. The respective Project Managers shall review each party's progress in meeting its objectives under the Project plan. Upon the request of SBC's Project Manager, Amdocs' Project Manager will provide a written progress report identifying any circumstance (including but not limited to any discovery of ambiguity in any previously approved Detailed Functional Specifications) coming to light since the previous such meeting which is likely to result in (i) a delay in Amdocs' ability to meet its due dates, or (ii) an increase in projected amounts likely to be billed to SBC for time and charges, or (iii) both such an increase and a such a delay. Such report will provide Amdocs' best estimate of the length of such projected delay and the amount of such increased time and charges. To the extent that any such circumstance is shown to have resulted from a failure of SBC (including any contractor or subcontractor of SBC) to meet its obligations with respect to the Project, Amdocs shall be granted an equitable extension of time and an equitable adjustment of the fixed or estimated fee to the extent necessary to remedy SBC's failure to meet its obligations. Amdocs waives any and all claims for any such equitable extension or adjustment to the extent that it is based on any such circumstance which Amdocs failed to notify SBC within one month (or otherwise specified in the Order) of Amdocs' recognition of the problem.

      f. Each equitable extension of time and each equitable adjustment of any fixed or estimated fee shall be recorded in a Change Order which shall be prepared in the form of Exhibit G and executed by the respective Project Managers of each party. In addition, if SBC desires to make a change in the Functionality Matrix or in any previously approved Detailed Functional Specifications, then SBC shall deliver a change request to Amdocs, and Amdocs shall respond by providing a written change quote specifying any additional time and any additional charges that Amdocs believes necessary to effectuate the change. If SBC accepts the quote, the parties shall complete a Change Order using Exhibit G. Each such Change Order shall become an amendment to the applicable Order when signed by the respective Project Managers for each party, except that any Change Order which results in an estimated or actual increase in charges to SBC in excess of the original approved amount of the Order will require the approval of SBC's Executive Director.


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      g.    If Program Material or Software is not delivered to SBC (and installed, if applicable), on or before the scheduled Critical Performance Milestone Date or Delivery Date therefor (as extended by any Change Order), and the Arbitrator determines that such failure is due to Amdocs' sole fault, SBC may, at its option:

            (i) extend such scheduled Critical Performance Milestone Date or Delivery Date as SBC deems necessary to permit Amdocs to complete such Software or other Services; or

            (ii) Terminate the Order covering such Software or other Services for Cause and accept any portions of such Custom Software or other Services as SBC deems acceptable, in which case SBC shall pay Amdocs for such accepted portions on the basis of a mutually agreed upon prorated charge for such accepted portions computed in accordance with the charges set forth in such Order. Amdocs shall deliver to SBC all accepted portions of such Custom Software and/or the physical embodiments of such Service pursuant to such Terminated Order, and Amdocs shall and hereby does relinquish all right, title and interest thereto; or

            (iii) Terminate the Order covering such Software or other Services for Cause without penalty and without incurring any obligation to Amdocs for the payment of the Termination charges set forth in such Order.

      h. If the applicable Order states that Amdocs is to install the Software, Amdocs shall certify to SBC that the Software has been installed and tested by delivering to SBC a Certificate of Installation, substantially in the form of Exhibit H ("Certificate of Installation").

      i. SBC will not be billed for more than one promotion for any specific employee during any consecutive twelve month period, and SBC will not be billed for rates in excess of a promotion to the next higher Job Classification. Amdocs shall provide to SBC written notice of all contemplated promotions relating to personnel employed on SBC's projects. SBC shall only be billed at the rates identified in the Appendices; no premium shall be added to the rates.

      j. From time to time SBC may authorize Amdocs to use computer systems that are physically located on SBC's premises. Such authorization shall be limited to Projects specified in writing by SBC.

3.6. ACCEPTANCE OR REJECTION

      a. After the delivery of the Software or SBC's receipt of Amdocs' Certificate of Installation, if applicable, SBC will start the Acceptance Test Period.

      b. During the Acceptance Test period, SBC will notify Amdocs immediately in writing of any inconsistency(ies) with the Detailed Functional Specifications


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            found by SBC, and Amdocs will promptly correct such inconsistency(ies) and deliver to SBC the resulting corrections. SBC shall have the right to test the Software after such corrected and/or completed Software is redelivered to SBC, and such corrected and/or completed Software shall thereafter be subject to SBC's acceptance or rejection under this Section. The Acceptance Test Period shall be extended by the greater of either (i) the number of days during which SBC is unable to conduct any acceptance testing of the Software, or (ii) when applicable, the number of days required to conduct regression testing, in each case due to errors as aforesaid which are found in the Software.

      c. Any Program Material developed by Amdocs for SBC pursuant to this Article shall be deemed to be accepted by SBC when such Program Material are delivered in accordance with the terms of the applicable Order. SBC shall notify Amdocs of any instance where such Program Material are not in accordance with the terms of the applicable Order. Upon receipt of any such notice, Amdocs shall take prompt action to correct such Program Material.

      d. If the Software conforms with the terms of the applicable Order during the Acceptance Test Period, SBC shall sign and deliver a copy of an Acceptance Letter substantially in the form of Exhibit A ("Acceptance Letter") to Amdocs after the completion of the Acceptance Test Period.

      e. In no event shall the use of any Software by SBC for business, profit, revenue or any other purpose during the Acceptance Test Period constitute acceptance of such Software by SBC prior to the date on which SBC notifies Amdocs of SBC's acceptance of the Software. However, commercial use of any Software by SBC for business, profit, revenue or any other commercial purpose following the Acceptance Test Period shall constitute acceptance of such Software by SBC.

3.7. MODIFICATION OF SOFTWARE

      a. If at any time after SBC has accepted any Software delivered hereunder, SBC desires to have Amdocs modify, change or revise such Software, such modification, change or revision shall be performed in accordance with the provisions contained in the Order covering such Software or, if not specified in the applicable Order, such modification, change or revision shall be treated as a separate Project or a Change Order, as applicable.

      b. SBC may add to, delete from or modify the Standard Software to meet SBC's particular requirements and those of its Affiliates permitted to use the Standard Software. Title to any such addition or modification shall be in SBC.

      c. SBC may merge the Standard Software with other computer programs to generate a shared program library. After Termination of the license for the


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            Standard Software for Cause, such Standard Software shall be removed by SBC from such shared program library and shall be destroyed.

3.8. MAINTENANCE SERVICES

      a. Upon expiration of the Warranty Period for any Standard Software, Amdocs shall, if the applicable Order so states, provide maintenance Services to correct any inconsistencies with the Detailed Functional Specifications found in such Standard Software. Such maintenance services shall consist of the services described in Exhibit I attached hereto. SBC may Terminate any such maintenance Services upon thirty (30) days notice to Amdocs. If SBC Terminates any maintenance services for Cause pursuant to any provisions of this Agreement or applicable law, any maintenance services charges which SBC may have paid in advance shall be refunded to SBC on a prorata basis.

      b. Maintenance fee on Standard Software shall be negotiated by the parties on a project by project basis, specified in the Order, and payable ***.

3.9. TITLE

      a.    Standard Software

            Subject to the terms of an applicable Order, and subject to the payment of all applicable license fees, Standard Software which is included in the delivery of Software is furnished to SBC under a nonexclusive, nontransferable perpetual license, and title to such Standard Software shall remain at all times in Amdocs and is not thereby transferred to SBC.

      b.    Custom Software

            (i) Upon acceptance by SBC, all Custom Software and modifications thereto, which does not include as any part thereof any of Amdocs' Standard Software, shall become the exclusive property of SBC. Amdocs shall relinquish all right, title and interest in and to such Custom Software, including title to copyrights and right to register the copyright in all copyrightable material. The ownership of all rights, titles and interests in such materials, including but not limited to copyrights, is hereby assigned to SBC. SBC shall have the right to obtain and hold in its own name copyrights or other protection which may be available or become available in such materials and it is hereby agreed that SBC, its designees or assignees will be given all assistance reasonably required to perfect such rights, titles and interests. For all Custom Software which is used by SBC (which does not include any Standard Software), Amdocs shall place the following notice on all disks or other media containing a copy of the Custom Software, and on all Program Material, and shall embed it in the Custom Software so that it appears when the Custom Software is run or printed out:


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                  "This is the confidential, unpublished property of [Insert appropriate affiliate name] Receipt or possession of it does not convey any rights to divulge, reproduce, use, or allow others to use it without the specific written authorization of [Insert appropriate affiliate name] and use thereof must conform strictly to the license agreement between user and [Insert appropriate affiliate name]

                  Copyright (C) [Insert date of copyright] [Insert appropriate affiliate name] All rights reserved."

            (ii) Upon acceptance by SBC, ownership of any Custom Software which consists partially of Amdocs' Standard Software ("Amdocs Portion") and partially of Custom Software specifically written by Amdocs for SBC ("SBC Portion"), shall be as follows:

                  (a) The SBC Portion shall become the exclusive property of SBC, including title to copyrights and right to register the copyright in all copyrightable material in the SBC Portion. The ownership of all rights, including but not limited to copyright, is hereby assigned to SBC.

                  (b) The Amdocs Portion shall be specifically identified as being Amdocs' Standard Software in the applicable Order and shall remain the exclusive property of Amdocs; provided, however, that, subject to payment of all applicable license fees, SBC shall have a nonexclusive, perpetual, nontransferable license to reproduce, use, and modify the Amdocs Portion for SBC internal use (and not as a service bureau). The same rights granted to SBC for the Amdocs Portion shall apply to any software provided to Amdocs under license from another supplier.

                  (c) If the Amdocs Portion contains software provided to Amdocs under license from another supplier, such software shall be deemed Standard Software and shall remain the property of such other supplier. Any such Standard Software shall be so identified on the applicable Order.

            (iii) On all copies of Software which are used by SBC, Amdocs shall place the following notice on all disks or other media containing a copy of the Custom Software, which includes Amdocs' Standard Software, and on all Program Material, and shall embed it in the Custom Software so that it appears when the Custom Software is run or printed out:

                  "This contains material which is the confidential, unpublished property of [Insert appropriate affiliate name] and AMDOCS.


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                  Receipt or possession of it does not convey any rights to divulge, reproduce, use, or allow others to use it without the specific written authorization of [Insert appropriate affiliate name] and AMDOCS and use must conform strictly to the license Agreement between user and [Insert appropriate affiliate name] and AMDOCS.

                  Copyright (C) [Insert date of copyright] AMDOCS, INC. [or name of other owner of copyright in Amdocs Portion]. All rights reserved.

                  Copyright (C) [Insert date of copyright] [Insert the appropriate affiliate name], All rights reserved."

            (iv) Before Amdocs uses independent contractors in the preparation of Custom Software, Amdocs will require such contractors to make written assignment to Amdocs of all their right, title and interest in the Custom Software and Program Material, including but not limited to copyrights, and provide SBC with copies of those assignments.

            (v) Notwithstanding SBC's ownership rights of the Custom Software modules as aforesaid, AMIDOCS retains the rights to redevelop similar software for itself and for other Amdocs' customers, where such development does not include and is not a derivative of any of the actual software code developed for SBC as aforesaid.

3.10. WARRANTIES

      a.    Amdocs warrants that:

            (i) During the applicable warranty period, Amdocs will fix any nonconformance of the Software with the applicable Detailed Functional Specifications at no charge to SBC; and

            (ii) Services shall be performed promptly, with diligence, in a competent and professional manner, in accordance with the description of such Services in the applicable Order; and

            (iii) Amdocs owns and possesses all rights and interests in the
                  Standard Software necessary to enter into and perform under this Agreement. The warranty set forth in this subparagraph
                  (iii) shall survive the Warranty Period.

            (iv) The Standard Software will perform on and be compatible with the platform designated in the applicable Order.

      b.    Year 2000 Compliance

            Amdocs further warrants that any Software delivered to SBC hereunder, as further specified in the Detailed Functional Specifications, or any Services

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            provided by Amdocs are designed to be "Year 2000 Compliant", which means, with respect to the Software that it is designed to:

            (i) correctly and unambiguously handle and process date information before, during and after January 1, 2000. This includes, but is not limited to, accepting date input, providing date output, storing and retrieving dates and the ability to perform calculations on dates or portions of dates;

            (ii) correctly process functions that are programmed to commence and/or end on a particular date, including, but not limited to month-end, year-end, leap year and any combination thereof, irrespective of the change in the century identifier;

            (iii) function accurately and without interruption before, during, and after January 1, 2000 without any change in operations and/or parameters associated with the advent of the new century; and

            (iv) respond to date input in a way that resolves the ambiguity as to the century in a disclosed, defined and predetermined manner to be defined in the DFS; and to store and provide output of date information in ways that are unambiguous as to the century.

            SBC shall provide Amdocs with a suitable testing environment and data to enable Amdocs to test the conformity of the Software with such warranty, in accordance with a timetable agreed between the parties. Furthermore, SBC shall test during the Acceptance Testing Period, to the fullest extent possible, the compliance of the Software with the foregoing warranty.

            The foregoing warranty shall remain in full force and effect during the period commencing upon Acceptance of the Software and ending on December 31, 2000. In the event of any breach of such warranty, Amdocs will promptly correct at its own cost any errors or deficiencies in the Software with respect to the foregoing to achieve compliance therewith, provided the error is reported to Amdocs in writing by no later than 12/31/2000.

            Amdocs does not make any representations or warranties as to the ability of the Software to be Year 2000 Compliant when used or interfaced with other system(s), software, hardware, data or equipment which is not Year 2000 Compliant or which does not allow correct exchange of date-related data. Furthermore, the above warranties shall not apply in the event that the platform or any module of the Software is altered, modified or adjusted in any manner by SBC or any third party without Amdocs' prior written consent.

            Amdocs will have no liability for the Year 2000 readiness of, or for any Year 2000 defect or error or deficiency in any system, software or service

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            which is not provided by Amdocs under this Agreement, including, without limitation, SBC's production and legacy systems.

      c. The warranty period for any Software will last for a period agreed to in an applicable Order; provided, however, that such warranty period shall be extended by a period of time equal to the time during which the Software is not operational as a result of any Software not meeting its warranties. In determining the length of the warranty period for Custom Software, the Parties shall take into account, among other factors, the complexity of the Custom Software and the cost thereof. For any Standard Software for which standard license fees are paid, the standard warranty period will be six months.

      d. If during the warranty period SBC believes that there is a material breach of any such warranty, SBC will notify Amdocs, setting forth the nature of such claimed breach. Amdocs shall promptly investigate such breach and shall either (1) provide information satisfactory to SBC that no breach of warranty in fact occurred, or (2) advise SBC of Amdocs' planned corrective action. If a breach of warranty in fact occurred, Amdocs shall, at no additional charge to SBC, promptly take such action as may be required to correct such breach.

(ARTICLE 4 FOLLOWS)


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                           ARTICLE 4: ONGOING SUPPORT

4.1. SCOPE OF ARTICLE

      This Article sets forth the terms and conditions under which Amdocs agrees to furnish the Services of certain of its employees to provide computer programming, training, consulting and technical support to assist SBC's software development teams as provided in such Ongoing Support Orders ("OGS Orders") as Amdocs and SBC may execute hereunder.

4.2. ADMINISTRATION OF ARTICLE 4

      a. Amdocs and SBC shall each appoint a Project Manager who shall be responsible for managing certain obligations of the respective parties whom they represent. These Project Managers will meet monthly, or more or less frequently as they may agree, to (i) review each party's performance of its respective obligations under outstanding OGS Orders; and (ii) within the limits of their delegated authority, take such other actions as are necessary and convenient for the administration of this Article.

      b. Whenever SBC wishes to contract with Amdocs for Services within the Scope of this Article, SBC shall send Amdocs a letter which shall include a Statement of Services describing the Services SBC wishes to obtain. If Amdocs and SBC reach agreement concerning the Services, SBC shall obtain the Services by issuing a OGS Order.

4.3. ORDERS

      Each Order shall be numbered, shall be substantially in the form of Exhibit E-2 attached hereto, and shall include, but not be limited to, each of the following items whenever such item is applicable to the Services covered by such Order:

      a.    The effective date of the Order;

      b.    The incorporation of this Agreement by reference;

      c.    The name and address of each party's Project Manager;

      d. A complete list and description of the Services covered by the Order; including a schedule of due dates for completion of tasks, delivery of materials, and payments;

      e. The number and job titles (as agreed by SBC and Amdocs) to perform the Services, and the interval of time during which such Services are required;

      f.    The charges for Services, which shall be either:

            (i) on a time and charge basis in accordance with the rates agreed to pursuant to the provisions of this Agreement, or


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            (ii) on a fixed fee basis in accordance with a fixed fee amount agreed to in advance by Amdocs and SBC;

      g. A description of any deliverable items or materials to be provided by Amdocs, with a due date for each;

      h. When appropriate, a resource plan showing the planned number of full time equivalent employees to be provided each month, in each Amdocs Job Classification;

      i. A complete statement of SBC's responsibilities, if any, including to provide access to specific employees, facilities, computers and computer systems, information, and data;

      j.    The location at which the Services shall be performed;

      k.    The billing address;

      l.    A knowledge transfer plan;

      m. The identity of any Amdocs employee who is expressly designated as a Key Employee for purposes of the Order; and

      n.    Any special terms and conditions.

4.4. PERFORMANCE OF SERVICES

      a. Amdocs shall furnish employees to perform the Services in the Statement of Services in compliance with the applicable OGS Order. The Services shall be performed at the locations where employees are directed to report in the applicable Order. If employees are directed to perform work from time to time at other locations, Amdocs will be reimbursed for the actual travel, lodging, and like expenses of placing such employees at such other location in accordance with the Exhibit E (Reimbursable Expenses).

      b. SBC will provide the necessary work space with network access, telephone service, and computer equipment required to fulfill the Order. Amdocs will be reimbursed for actual travel, lodging, and like expenses in accordance with Exhibit E (Reimbursable Expenses) for out-of-town employees identified as having special skills and experience. SBC will not be billed for more than one promotion for any specific employee during any consecutive twelve month period, and SBC will not be billed for rates in excess of a promotion to the next higher Job Classification. Amdocs shall provide to SBC written notice of all contemplated promotions relating to personnel employed on SBC's projects. SBC shall only be billed at the rates identified in the Appendices; no premium shall be added to the rates.

      c. SBC's Project Manager and Amdocs' Project Manager shall meet monthly, or at such more or less frequent intervals as they determine to be necessary, to track the actual time and charges incurred against the OGS Order.

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      d. During the performance of the Services hereunder, SBC shall assist and cooperate with Amdocs by making SBC's employees available to Amdocs for consultation and providing other information and data required for the performance of Services, whenever such employees, information and data are reasonably available to SBC.

4.5. TITLE

      a. Upon acceptance by SBC, all material prepared for SBC pursuant to the performance of Ongoing Support Services by Amdocs shall become the exclusive property of SBC, as provided in Article 3.9.b.(i).

      b. The copyright, trade secret, ownership, and title interests granted to SBC in the preceding paragraph of this section shall not extend or transfer to SBC any copyright, trade secret, or other previously existing intellectual property interest in any of Amdocs' pre-existing Standard Software or other design tools, case tools, or methodologies which SBC's employees or Amdocs' employees may practice or incorporate into SBC's software in the course of performing Services, but SBC is granted a perpetual, nonexclusive license to practice and incorporate (for internal use only and not as a service bureau) such Standard Software, tools, and methodologies in the maintenance, support, further development of SBC's software.

      c. Exhibit L entitled "Confidentiality and Invention Agreement" is attached to and made a part of this Agreement. Amdocs understands that SBC will require Amdocs' employees working at SBC's premises to sign a copy of this Exhibit before performing Services for SBC. Amdocs agrees to cooperate with SBC in obtaining such signatures.

      d. The ideas, concepts, know-how and techniques relating to data processing developed during the course of this Agreement by Amdocs employees or jointly by Amdocs and SBC employees can be used by either party in any way it may deem appropriate.

      e. Amdocs shall promptly notify SBC in writing of any invention, improvement or discovery made or conceived in the course of and resulting directly from, the OGS services performed under this Agreement, and Amdocs hereby grants, and shall require its employees to grant, to SBC all right, title and interest to any such invention, improvement or discovery. Amdocs shall assist, and shall require its employees to assist, SBC in every reasonable way, at SBC's expense, during and subsequent to the term of this Agreement in obtaining patents and copyrights for any such invention, improvement or discovery in the name of SBC or SBC's designee.

4.6. WARRANTIES

      a. Amdocs hereby warrants and represents that all Services provided hereunder shall be performed by qualified employees promptly and with diligence, in a


                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            professional and workmanlike manner, in accordance with the applicable OGS Order.

      b. If during the term hereof, SBC believes that there is a breach of the above mentioned warranty, SBC will notify Amdocs, setting forth in writing the nature of such claimed breach. Amdocs shall promptly investigate such breach and advise SBC of Amdocs' planned corrective action. Thereafter, Amdocs shall promptly correct such breach by providing other employees or taking such other action as may be reasonably required to correct such breach of warranty at no additional charge to SBC.

4.7. TRAINING MATERIALS AND TRAINING PROGRAMS

      a. For the purposes of this Section, "Training Material" includes, but is not limited to, all training programs, proposals, research, records, reports, recommendations, manuals, findings, evaluations, forms, reviews, information or other material or data furnished, originated or prepared by Amdocs in the performance of the training Services hereunder. Training Material provided by Amdocs, if any, shall be current and complete.

      b. SBC may reproduce any Training Material or Programs provided by Amdocs for the purpose of training SBC's personnel in the use of the Software. Any such reproduction shall include any copyright or similar proprietary notices contained in the item being reproduced.

      c. Amdocs shall, pursuant to an applicable Ongoing Support Order, provide sufficient training, technical support and training materials to SBC's operating and training personnel to enable such personnel to properly use the Standard Software as required by SBC.

(ARTICLE 5 FOLLOWS)

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                 ARTICLE 5: STRATEGIC JOINT DEVELOPMENT PROJECTS

5.1 ALLIANCE MANAGEMENT COUNCIL

            a. To further strengthen the strategic relationship between SBC and Amdocs and their respective Affiliates, the parties hereby establish the Alliance Management Council ("Council") to create business value. The Council shall focus on projects for joint development of new software products ("JDP") and strategic enhancements of existing projects, as well as the working relationship between the parties.

            b. Council activities shall include, but are not limited to:

            o     establishing long range strategic direction and priorities;

            o     authorizing Joint Development Projects;

            o determining the work structure of agreed upon JDPs (i.e., allocation of SBC/Amdocs resources within the various stages of the System Development Life Cycle); and

            o     facilitating dispute resolution.

            c. The Council shall meet a minimum of twice per year and shall comprise of upper management personnel and officers from both SBC and Amdocs. The roster of participating Council members may be amended as deemed appropriate by the Council, but preliminarily shall include the following members:

                  SBC:               Amdocs:
                  ----               -------

                  Steve Welch        Chanan Epstein
                  Gary Gottschalk    Senior Management (TBD)
                  Rick Felts         Moshe Kozlovski
                  Jim Pappas

            d. Any disputes arising in connection with the activities of the Council in connection with this Agreement shall be settled in accordance with the provisions of Section 2.42. As used in Section 2.42, the term "More Senior Executives" shall mean the Council members.

5.2. CREDITS FROM JOINT DEVELOPMENT PROJECTS

            SBC and Amdocs will partner on new JDPs of mutual interest which the Council agrees have strategic value. Amdocs' investment in the JDPs determined by the Council (e.g., Convergence Billing, Data, and other projects) will take the form of credits which will be provided to SBC in the amount of up to *** (in addition to any credits that may otherwise be provided to directory Affiliates in Appendix B). The Council will

                             PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                        *** CONFIDENTIAL TREATMENT REQUESTED
      determine whether the credits will be provided to SBC through the mechanism described in Option 1 or Option 2 below, or any combination thereof. In return, Amdocs will have the right to license, sell, market and distribute generic/core products resulting from these JDPs.

      Option 1:

      For each JDP, Amdocs shall credit SBC an agreed upon amount which shall be determined by the Council (based on size and scope of the JDP). Amdocs' credits will be reported as non-billed services, direct credit or waived license fees for existing non-SBC developed software modules. Credits being provided to SBC will be tracked on a monthly basis. SBC Council members, shall, in their sole discretion, determine the distribution among the SBC Affiliates of all Amdocs credits provided to SBC.

      Option 2:

      In the event Amdocs requests that SBC provides resources for the JDPs or for any strategic enhancements of existing projects, SBC may, at its option, commit a number of Full Time Equivalent ("FTE") personnel to such efforts at any stage of the JDP or the strategic enhancement project life cycle. As SBC applies FTEs thereto, Amdocs will progressively credit SBC throughout the term of this Agreement. For all such JDPs and strategic enhancements, an FTE will be valued at ***. The credit shall be the number of FTEs applied to the JDPs or strategic enhancements multiplied by the agreed upon value of an FTE. The number of FTEs provided to Amdocs, and the credits provided to SBC will be tracked on a monthly basis. SBC's Council members, shall, in their sole discretion, determine the distribution among the SBC Affiliates of all Amdocs credits provided to SBC.

(ARTICLE 6 FOLLOWS)


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                           ARTICLE 6: ENTIRE AGREEMENT

6.1. TERMINATION OF CERTAIN AGREEMENTS

      The following agreements are hereby terminated as of the date hereof, except with respect to (i) any outstanding Software development and Ongoing Support Services Orders which shall remain in full force and effect until full performance of the respective parties' obligations thereunder, and (ii) any rights with respect to prior breach or performance of such agreements, which shall survive termination thereof:

      a. Joint Development Agreement between Southwestern Bell Mobile Systems, Inc. and Amdocs Inc. dated 1993.

      b. Agreement for Joint Development and Marketing between Southwestern Bell Telephone Company and Amdocs Inc. dated June 19, 1991.

      c. Marketing Rights Agreement between Southwestern Bell Communications Services, Inc. and Canadian Directory Technology Limited, dated as of February 15, 1996.

      d. Marketing Rights Agreement between Southwestern Bell Mobile Systems, Inc. and Canadian Directory Technology Limited, dated as of May 4, 1994.

      e. Joint Development Agreement between Southwestern Bell Communications Services, Inc. and Amdocs Inc., dated as of February 15, 1996.

6.2. ENTIRE AGREEMENT

      The applicable Order which incorporates this Agreement constitutes the entire agreement between the parties with respect to the subject matter thereof. All prior agreements, representations, statements, negotiations, understandings and undertakings are superseded hereby.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


                                      AMDOCS, INC.

                                      By: /s/ Amos Galon
                                         ---------------------------------------
                                              Amos Galon
                                      ------------------------------------------
                                                     (Print Name)

                                      Title: Vice President
                                            ------------------------------------

                                      Date Signed: 3-05-99
                                                  ------------------------------


                                      SBC OPERATIONS, INC.

                                      By: /s/ Margaret A. Rawls
                                         ---------------------------------------
                                              Margaret A. Rawls
                                      ------------------------------------------
                                      Title: Director
                                            ------------------------------------
                                      Date Signed: 3-10-99
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                         APPENDIX A: SPECIAL COMMITMENTS

1. SCOPE OF APPENDIX

      This Appendix shall constitute an order submitted under that certain Master Agreement for Software and Services, effective July 7, 1998, between Amdocs, Inc. and SBC Operations, Inc., which Master Agreement is hereby incorporated by reference. This Appendix sets forth special terms and conditions which will apply to Software and Services that Amdocs will provide to SBC Services Inc. for the benefit of SBC Services, Inc. and its Affiliates, including but not limiting to (i) Southwestern Bell Mobile System, Inc. ("SBMS"), (ii) Pacific Bell Mobile Services ("PBMS"), and
      (iii) Southwestern Bell Communications Services, Inc. ("SBCS"). As used in this Appendix, the term Affiliate shall only include those Affiliates of SBC which are in the business of providing telephone services in the United States (including wireline, cellular, PCS and long-distance services). The provisions relating to the directories Affiliates are included in Appendix B to this Agreement.

2. SBC's *** YEAR COMMITMENT

      SBC or its Affiliates will enter into Orders sufficient to command the resources of *** of Service of Amdocs' employees per year, during each year of the initial *** year term of this Agreement, as follows:

      a. SBC or its Affiliates will enter into Orders under Article III ("Custom Software Development") sufficient to command the resources of *** of Service, more or less, per year;

      b. SBC or its Affiliates will enter into Orders under Article IV ("On-going Support") sufficient to command the resources of *** of Service, more or less, per year; and

      c. the Orders described in (i) and (ii), above, when combined, will be sufficient to command the resources of *** of Service of Amdocs' employees per year. However, the commitment of *** of Service per year may vary on an annual basis by a reasonable variance, provided that the SBC's aggregate *** year commitment totals *** of Service

      Both work performed on a time and charges basis and work performed on a fixed fee basis shall be taken into account when measuring the extent to which SBC has met its obligation to command the resources of *** of Service during each year of the initial term of this Agreement.

      The parties may extend such commitment beyond the initial *** year term of the Agreement by future written agreement.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

3.   CERTAIN SPECIAL CONSIDERATIONS GIVEN BY AMDOCS

     a. Amdocs shall grant and hereby does grant to SBC and its Affiliates, during the initial *** year term of the Agreement, certain discounts, credits, advances, and deferred payment arrangements, as follows:

          (i) First, in consideration of the obligation described in Section 2 (the *** Year Commitment), a discount of *** from Amdocs' standard hourly rates for all work performed under Article III (Custom Software Development) and Article IV (Ongoing Support) for the Affiliates. The parties may extend such discount beyond the initial *** year term of the Agreement by future written agreement.

          (ii) Second, a credit in the amount of *** to be provided by Amdocs during 1998 and 1999, in consideration of the grant to Amdocs of a perpetual, irrevocable, worldwide license to use, market, sell, and license to other parties the right to use certain computer programs related to an adaptation of the Telegence billing application for *** technology. If Amdocs should prove unable to license such adaptations to *** or more customers in the United States and Canada by September 30, 2001, then SBC shall refund to Amdocs the amount of *** per customer for each customer by which Amdocs falls short of ***.

          (iii)  Third, in further consideration of the obligation described in
                 Section 2, a credit in the amount of *** which SBC may take, beginning in 1998, against invoices for work performed under any Order for work related to the *** conversion described above;

          (iv) Fourth, a deferred payment arrangement, under which all remaining payments owed to Amdocs for certain work related to the *** conversion in 1998 (after deducting the foregoing credits and advances) shall be deferred until January 1999; and

          (v) Fifth, a credit in the amount of *** which is granted in consideration for the standardization of the rates and charges which have previously differed among different Affiliates of SBC. SBC may take this credit against invoices for any work performed by Amdocs in 1998 or 1999. The standardization of rates is reflected in Annex A1 to this Appendix; however, such rates will only be implemented with respect to Services provided by Amdocs to SBC effective as of October 1, 1998.





                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

     b. In the event SBC and its Affiliates place any Order for a *** which increases the aggregate annual commitment of SBC and the Affiliates over *** man years, the parties shall in good faith negotiate the additional benefits (which may take the form of Project specific discounts, credits or some combination thereof) which Amdocs shall grant to SBC and the Affiliates in consideration therefor, which in no event shall be less than (i) benefits representing a *** discount from Amdocs' standard hourly rates for the additional man years beyond *** and up to and including *** man years, and (ii) benefits representing a *** discount from Amdocs' standard hourly rates for the additional man years beyond *** man years. The benefits specified above will include credits to be provided by Amdocs to SBC pursuant to the provisions of Article 5 of the Agreement.

     c. If for any reason SBC and its Affiliates should fall short of the commitment described in clause (iii) of Section 2 above, then at the end of such Initial Term or any year thereof, as the case may be, SBC will refund to Amdocs an amount to be determined by multiplying (a) the credits allowed and taken under 3.a.(iii) and 3.a.(v) plus the cumulative discounts allowed and taken under 3.a.(i)(and not previously recaptured pursuant to the provisions of this section 3.c.), by (b) a fraction, the numerator of which is the aggregate *** year commitment minus the number of man years actually utilized by SBC and the Affiliates, and the denominator of which is the aggregate commitment; such amount to be better described as follows:

                                        ***

          where, x = the cumulative discount allowed and taken under 3.a.(i) y = the number of man years utilized

          The remedies provided in this Section 3.c. shall be the sole and exclusive remedies of Amdocs and the sole and exclusive liability of SBC for shortfall of SBC as described above.

     d. In addition to the considerations to be granted pursuant to the provisions of Section 3(a) above, Amdocs agreed to increase its labor rates only pursuant to the provisions of Section 2.4. of the Agreement for the *** year duration of the Agreement. Therefore, in consideration of Amdocs' aforesaid undertaking, the parties to this Appendix A shall at the end of the initial *** year term of the Agreement, in good faith negotiate the corresponding value to be provided to Amdocs from SBC for years *** and *** of the Agreement, which may take the form of resource commitments.


4. JOINT TELEGENCE COMMITTEE

      Amdocs and SBC shall each appoint one (1) member of an executive committee, which shall be responsible for managing certain obligations of this Agreement. Said committee will meet quarterly, or more frequently as the committee may decide to review each party's performance of its respective obligations under this Appendix


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.



                                            *** CONFIDENTIAL TREATMENT REQUESTED
      and take such other actions as are necessary and convenient for the administration of this Article. From time to time, SBC will forecast the volume of work it expects Amdocs to perform during the following year and communicate such information to Amdocs in the meetings called for above. Each party shall bear its own expenses for all work performed under this
      Section 4 without charge to or remuneration from the other.

5. RIGHT TO USE, SELL, AND MARKET AND LICENSE CERTAIN SBC INTELLECTUAL PROPERTY

      a. Amdocs shall have the perpetual, worldwide right to use, sell, market and license certain software owned or controlled by SBC and its Affiliates, as follows:

            (i) Certain software comprising part of the Long Distance Billing and Customer Care System ("LDS") (A) previously developed for SBC under the terms of that certain DEVELOPMENT AGREEMENT BETWEEN SBC, NC. AND AMDOCS, INC. effective February 15, 1996 and (B) not previously sold to AMDOCS, INC. or any of its Affiliates under the terms of that certain MARKETING RIGHTS AGREEMENT BETWEEN SBC AND CANADIAN DIRECTORY TECHNOLOGY LIMITED, as amended by AMENDMENT NO. 1 thereto effective September 22, 1997. That certain software is more particularly described as LDS Releases 1.4 through 1.y, inclusive.

            (ii)  Certain software comprising part of the SBMS Systems ("SBMS")
                  (A) previously developed for SBMS under the terms of that certain JOINT DEVELOPMENT AGREEMENT BETWEEN SOUTHWESTERN BELL MOBILE SYSTEMS, INC. AND AMDOCS, NC. effective 1993 and (B) not previously sold to AMDOCS, INC. or any of its Affiliates under the terms of that certain MARKETING RIGHTS AGREEMENT BETWEEN SOUTHWESTERN BELL MOBILE SYSTEMS, INC., AND CANADIAN DIRECTORY TECHNOLOGY LIMITED, as amended by AMENDMENT NO. 1 thereto effective September 22, 1997. That certain software is more particularly described as SBMS Releases 1.12 through 1.13, inclusive. SBC represents and warrants that it has full authority to grant the foregoing license as agent for its Covered Affiliate, SBMS.


            (iii) All *** software to be developed pursuant to Orders to be placed by SBC and the Affiliates under the Agreement during the initial term.



      b. In consideration for the perpetual worldwide right to use, sell, market and license the Custom Software described in the foregoing paragraph of this Section A.5, and in addition to the credit provided in clause (ii) of Section A.3, paragraph a., above, Amdocs shall grant SBC certain credits to be used during each year of the Initial Term of this Agreement. The amount of such


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                           ***CONFIDENTIAL TREATMENT REQUESTED
             credit to be allowed during each of the second and third years of the Initial Term shall be *** per year. The amount of such credit to be allowed during the first year of the Initial Term of the Agreement shall be the actual exchange value to Amdocs of all *** software and *** software developed and to be developed as of October 1, 1997 through May 30, 1999 and identified as useful to Amdocs. Such "actual exchange value" shall be determined by the parties, negotiating in good faith, but in no event shall the amount of the net credit so determined and allowed fall below ***. Amdocs shall have no other obligation to account to SBC or any Affiliate for its use, sale, marketing, and licensing of such software, except through the credits allowed under this Appendix.


      c.     ***


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                     ***CONFIDENTIAL TREATMENT REQUESTED

            ***


      d. SBC and its Affiliates, after due notice from Amdocs and at their own reasonable discretion, will provide Amdocs with reasonable marketing assistance on a per case basis, for which Amdocs will reimburse each the cost thereof.

      e. If during the term of this Agreement, SBC or any of the Affiliates shall request to license any generic upgrades or new releases that Amdocs may develop in connection with its own marketing, license and sale of the Standard Software, including but not limited to generic upgrades to LDS, the parties shall negotiate the license fees therefor in good faith, and, if their negotiations are successful, then Amdocs shall license said generic upgrades or new releases to SBC or its Affiliate at the agreed upon fee under terms and conditions governed by Article Ill. Amdocs hereby grants SBC a license to the Telegence Internet package/application under development by Amdocs. Amdocs shall waive the license fee for the Telegence Internet package/application. The license to the Telegence Internet package/application includes all functionalities currently in the product or planned for development as of 9/30/98. This license excludes any customization work requested or required by SBC.


6. SPECIAL PUBLICITY CONCERNS RELATING TO *** CONVERSION



      The parties understand and acknowledge that any premature publication of certain information pertaining to the *** conversion transaction more particularly described in clause (iii) of Section 3, paragraph a., above could disrupt the relationship between *** and its current software provider so seriously as to jeopardize the ability of *** to maintain its billing system. Therefore, Amdocs shall not make public any information concerning that transaction, in any matter or at all, without the express prior written personal approval of the President of ***. Amdocs' obligations under this section are in addition and subject to its obligations under paragraph 2.22 ("Publicity").



                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                            *** CONFIDENTIAL TREATMENT REQUESTED

7. SPECIAL APPLICATION INFRASTRUCTURE SUPPORT SERVICES

      Amdocs agrees to provide certain technical support services (on a time and materials basis), during the term of this agreement, to SBC in the support of Telegence application development and support performed by SBC's employees and contractors. The tools will be provided on an as is basis. The following infrastructure tools are explicitly included: Operation tool, online infrastructure, DOMGEN, SQLGEN and NESTCOPY (SQL generators), TPGEN (generates C Code of Tuxedo interface), Data Layer Generator, Error Handler, and the Configuration Control tool. The following code generators will be supported: MPS RBMS and the Flexible Bill Formatter tool (RBMS). Any other unnamed infrastructure tools developed by Amdocs, and essential to the development and support of Telegence or Telegence-LD are implicitly included. Support is defined as follows:

      a. Amdocs will provide the same level of support to SBC developers as provided to internal developers. Turnaround on resolution will be reasonable and commensurate with the impact.

      b. Maintenance and upgrades to infrastructure tools will be provided to SBC on the same schedule as provided to Amdocs internal developers. Amdocs will publish to SBC the availability dates for future upgrades when dates become known.

      c. Reasonable turnaround on work performed on behalf of SBC in maintaining dictionaries, libraries, rule generators, etc. when such changes are requested.

      d. Amdocs agrees to keep SBC informed in the future direction of infrastructure components and involve SBC in any decisions that will alter the underlying infrastructure of applications developed, or being developed on behalf of SBC.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Appendix to be executed by their respective duly authorized representatives.

                                      AMDOCS, INC.

                                      By: /s/ Amos Galon
                                         ---------------------------------------
                                              Amos Galon
                                      ------------------------------------------
                                                     (Print Name)

                                      Title: Vice President
                                            ------------------------------------

                                      Date Signed: 4-12-99
                                                  ------------------------------


                                      SBC SERVICES, INC.

                                      By: /s/ Edward L. Glotzbach
                                         ---------------------------------------
                                              Edward L. Glotzbach
                                      ------------------------------------------
                                      Title: Exec VP & CIO
                                            ------------------------------------
                                      Date Signed: March 11, 1999
                                                  ------------------------------

                                            FORM APPROVED FOR SBC SERVICES, INC.
                                            Pacific Telesis Legal Group

                                            By: /s/ H. L. Baker
                                               ---------------------------------
                                            H. L. BAKER SENIOR COUNSEL
                                            Date: March 8, 1999
                                                 -------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                             ANNEX A-I TO APPENDIX A

                                RATES AND CHARGES

Hourly Rates Per Job Classification (in effect from the effective date hereof to December 31, 1998)

Job Classification                                                  Hourly rates
------------------                                                  ------------
Senior Project Manager                                                $***
Project manager                                                       $***
Senior Application Analyst                                            $***
Programmer Analyst                                                    $***
Programmer                                                            $***

Hourly Rates Per Job Classification (effective from January 1, 1999 through December 31, 1999)

================================================================================
Job Classification                                                  Hourly Rates
--------------------------------------------------------------------------------
Senior Project Manager                                                $***
--------------------------------------------------------------------------------
Project Manager                                                       $***
--------------------------------------------------------------------------------
Senior Application Analyst                                            $***
--------------------------------------------------------------------------------
Programmer Analyst                                                    $***
--------------------------------------------------------------------------------
Programmer                                                            $***
================================================================================

Job Classification Descriptions

Senior Project Manager:

An employee, typically with twelve (12) years or more experience, proven ability to manage and lead projects, and a reputation for excellence in the industry.

Project Managers.

An employee, typically with eight (8) years or more experience, specialist in at least two applications or systems areas, ability to learn new tools quickly, and excellent communications skills.

Senior Application Analyst:

An employee, typically with four (4) years or more experience, good communication skills, specialist in at least one application or system area, and ability to create design documents.

Programmer Analyst:

An employee, typically with one (1) year or more experience, program design experience, and ability to write documentation.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

Programmer:

Entry level. An employee, typically with a university degree or equivalent qualification, with less than one (1) year programming experience, and knowledgeable of structured programming.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                         APPENDIX B: SPECIAL COMMITMENTS

Attached to this Appendix and incorporated hereto is the Letter Of Intent ("LOI") between Southwestern Bell Yellow Pages, Inc. ("SWBYP"), Pacific Bell Directory ("PBD") and Digital Graphics Advantage ("DGA"), which sets forth certain principles, agreements and understandings relating to the provision by Amdocs of Software and Services to SWBYP and PBD. It is the intention of the Parties to the Agreement that within ninety days of the execution of the Agreement to which this Appendix is annexed, the LOI will be transformed into an Appendix to the Agreement which will embody the understanding and agreements between the Parties relating to the subject matter of the LOI.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                            ANNEX B-I to APPENDIX B

Mr. Amos Galon
Vice president
AMDOCS INC.
1610 DesPeres,
Saint Louis, MO 63133

Dear Mr. Galon

         This letter is written to serve as the acceptance by Pacific Bell Directory, Southwestern Bell Yellow Pages, Inc., and PBD Holdings d/b/a/ Digital Graphics Advantage (herein Buyers) of the attached Letter of Intent between AMDOCS and Buyers. If AMDOCS concurs with this letter and also accepts the Letter of Intent, please so indicate by signing the concurrence line at the conclusion of this letter.

         Negotiations between AMDOCS and Buyers have resulted in the attached Letter Of Intent (LOI). This document serves to establish AMDOCS' and Buyer's working relationship, and it is effective as of January 1, 1998. But, several issue areas, which are specified below, remain to be clarified and may be modified in a future General Agreement between the Parties.

         (l) The specific amount of the applicable ILF and SLF for the license to use the AMDOCS software according to the provisions of the LOI. A list of the relevant software systems and applicable ILF and SLF shall be annex to such General Agreement.

         (2) AMDOCS' software warranty to Buyers; and

         (3) AMDOCS change request exclusivity and On-Going Support exclusivity at Digital Graphics Advantage regarding the existing pagination system;

    Provisions related to these areas in the Letter Of Intent will be further clarified and may be modified in the General Agreement as aforesaid. All parties will make best efforts to reach an understanding and consent with respect to these areas within two months (from the date all parties sign this letter) by personal involvement of Buyer's and AMDOCS' senior management at increasing authority levels as may be needed. Buyers and AMDOCS acknowledge that
(i) resolving the three issues specified above may affect the agreement the parties have reached as reflected in the LOI, and (ii) that modifying the LOI's provisions related to these areas may result in modifying other provisions of the LOI.

         The Letter Of Intent shall provide guidance for all matters addressed in the LOI, but in the event questions arise concerning any matter not addressed in the LOI (including, without limitation, matters of liability, termination, dispute resolution and a like), the Parties shall refer to and comply with the applicable provisions in previous agreements between each of the Buyer and AMDOCS, respectively.


                                             Sincerely yours,


/s/ Forrest E. Miller       /s/ Forrest E. Miller       /s/ Forrest E. Miller
-------------------------   -------------------------   -----------------------
PBD Holding (DGA)           PBD                         SWBYP

FORREST E. MILLER           FORREST E. MILLER           FORREST E. MILLER
-------------------------   -------------------------   -----------------------
Name                        Name                        Name

PRESIDENT & CEO             PRESIDENT & CEO             PRESIDENT & CEO
-------------------------   -------------------------   -----------------------
Title                       Title                       Title



AMDOCS CONCURRENCE:

/s/ Amos Galon
-------------------------
AMDOCS INC.

 AMOS GALON
-------------------------
Name

VICE PRESIDENT
-------------------------
Title

                                LETTER OF INTENT

         This is a Letter of Intent reflecting positions of Southwestern Bell Yellow Pages, Inc. ("SWBYP"), Pacific Bell Directory ("PBD"), each as "Buyer" of services from AMDOCS, and AMDOCS, as a "Seller" of services, on the negotiation of services agreements between the companies. Included within this letter of intent are principles which the senior leadership of the affected companies believe to be very significant, and about which the senior leadership have had discussions and arrived at agreements in principle.

         This Letter of Intent does not rise to the level of a separately enforceable agreement, but does embody core principles which the two Buyers and AMDOCS intend to include in fully negotiated and signed agreements which the parties intend to become effective JANUARY 1,1998. The signatures on this Letter Of Intent reflect the strong commitments made by senior level leadership in the companies to timely achieve fully negotiated agreements consistent with the core principles and major terms summarized herein.

1.       PRELIMINARY PRINCIPLES - DEFINING THE PARTIES.

         A.       SEPARATE AGREEMENTS FOR SWBYP AND FOR PBD.

                  Each Buyer will enter into separate agreements with AMDOCS, and each Buyer will have the right to use developed systems/software licensed by the other Buyer. The rates and procedures established for SWBYP and for PBD will also apply to the Buyers' subsidiaries. The Buyers' present and future owned/controlled subsidiaries may license software produced under the parties' Agreements. When such subsidiaries license this software, they shall have Buyers' rights and responsibilities with respect to that software. For purposes of this Letter of Intent, PBD and SWBYP are each a Buyer.

                           1. Each separate agreement will include
                  geographically appropriate core principles and terms.

                           2. SWBYP and PBD are affiliates within the SBC
                  Communications Inc. family of companies.

                           3. The two Buyers have common goals and interests,
                  and each Buyer has had a separate contractual relationship with AMDOCS, to date. Each Buyer has paid for the development of certain systems, and each has paid use, volume related, or other licensing fees for certain systems.

         B.       SEPARATE AGREEMENT OF DIGITAL GRAPHICS ADVANTAGE ("DGA").

                  DGA, a subsidiary of PBD, will also have the benefits of a "Buyer" to the extent described herein. DGA and AMDOCS will modify their existing agreement by amendment to terminate when new agreements are negotiated and signed by PBD, SWBYP, and AMDOCS. The modified DGA agreement will preserve necessary terms and conditions from the original agreement, but the rates and procedures established for PBD will apply thereafter to DGA. Also see SEC
                  II. A. 2.

         C. AMDOCS is the "Seller" and is now and will continue to be an independent contractor providing services to the Buyers and to DGA.

         D. Each Buyer and AMDOCS, and DGA and AMDOCS, will negotiate terms and conditions in good faith, relying on this Letter of Intent as a controlling guideline to the development of fully stated terms, conditions and rates.

II.      CORE PRINCIPLES.

         A. SWBYP AND PBD VIEW THE FOLLOWING AS IMPORTANT PRINCIPLES WHICH MUST BE INCORPORATED IN AN AGREEMENT.

                  l. PRICE STABILITY. SWBYP and PBD desire to achieve more price stability and/or predictability as Buyers of AMDOCS' services.

                  2. CLARIFIED RIGHTS TO USE AND LICENSE FEE ARRANGEMENTS. SWBYP and PBD wish to clarify and expand the Buyer' rights, as well as rights of their present and future subsidiary companies that are controlled by one of the Buyers, to use current and developed systems/software subject to this Letter of Intent. For the two Buyers, this would include rights of use of such systems/software licensed by the other Buyer. Each separate agreement will include lists of such software along with an agreed approach concerning charges for any incremental use, volume related, or other such fees for use by the other Buyer or by either Buyer's subsidiaries OR AFFILIATES(1). AMDOCS may charge the Buyers' subsidiaries and affiliated companies a Subsequent License Fee
         (SLF) for use of systems/software developed by AMDOCS for the Buyers, but no Initial License Fees (ILF) would be levied in this situation since one of the Buyers would have already paid these fees for a given software product. The SLF rates for subsidiaries and affiliated companies would be negotiated for each software product, and would be expected to be *** than the amount/unit charges paid by the Buyers.

(1) FOR THE PURPOSE OF THIS LETTER OF INTENT "AFFILIATES" MEANS COMPANIES AT LEAST 51% OWNED BY SBC, WHOSE ONGOING BUSINESS ACTIVITIES ARE MANAGED DIRECTLY BY BUYERS OR WHICH HAVE COMBINED OPERATIONALLY WITH BUYERS.




                                             ***CONFIDENTIAL TREATMENT REQUESTED

                  3. COMPETITIVE CHARGES. The two Buyers want AMDOCS to warrant that its charges during the life of the agreement shall be competitive with those in the industry for similar services, and that AMDOCS' rates will be at least commensurate with those used for similarly situated AMDOCS customers.

                  4. OPEN ARCHITECTURE. The two Buyers want AMDOCS to develop all systems for the two Buyers and for DGA in accordance with the open architecture guidelines established by the two Buyers. AMDOCS could use alternative open architecture components when developing systems for the Buyers or their subsidiaries, with the express written consent of the two Buyers. AMDOCS should cease development of proprietary systems at either of the two Buyers' locations and at DGA, except where the maintenance of existing proprietary systems requires additional proprietary code and AMDOCS has received written authorization from the two Buyers to use proprietary program code.

                  5. AMDOCS INDUSTRY PLANS AND INITIATIVES. The two Buyers desire that AMDOCS keep them informed as to its plans and strategies in the directory publishing industry. This will be particularly true in the area of AMDOCS' plans for development of new products and AMDOCS' perspectives on hardware and software platform evolution. Further, the two Buyers will be partners of choice for AMDOCS' initiated development efforts designed to bring the benefits of new software or hardware developments to the directory industry. As such, AMDOCS will offer each Buyer a right of first refusal to participate in all directory related joint development projects initiated by AMDOCS provided that the development is not specifically directed to another AMDOCS customer as part of an AMDOCS marketing/sales effort. The terms of such joint development efforts and associated costs and benefits accruing to each party in the undertaking will be negotiated on a case by case basis as the projects are specified.

                  6. THIRD PARTY DISCOUNTS. The two Buyers want AMDOCS to allow them (by purchasing through AMDOCS) the benefit of the hardware and software discounts that AMDOCS from time to time receives from third party vendors and value added resellers. AMDOCS may recover from Buyers any administrative costs it may have in facilitating this benefit to Buyers.

B. AMDOCS VIEWS THE FOLLOWING PRINCIPLES AS IMPORTANT FOR ITS AGREEMENTS WITH THE BUYERS.

                  1. DURATION AND VOLUME COMMITMENTS MADE BY BUYERS. In exchange for giving certain price stability and predictability, AMDOCS desires to have an agreement with both Buyers and with DGA, and with any controlled subsidiaries of PBD or SWBYP now or in the future for *** years, with minimum volume or dollar commitments from the Buyers as described in Section VII.

                           2. AMDOCS WISHES TO BE THE PREFERRED PROVIDER for
                  systems/software supporting the Buyers' operations. AMDOCS wants the two Buyers to agree that AMDOCS is the preferred software vendor/developer for projects requiring specific knowledge of the directory publishing business systems. The two Buyers agree to invite AMDOCS to bid on all new development projects related to the Buyers' core directory publishing business systems. The two Buyers will retain control of sole decision making powers to determine whether AMDOCS is, in their sole judgment, qualified as one of the top vendors capable of providing the software or of developing an envisioned system. If AMDOCS has submitted a proposal for a project, that Buyer would award the work to AMDOCS if, in its sole judgment, the proposal is at least equal to the price and quality of the proposals of other vendors and the Buyer has determined that AMDOCS is qualified to provide the software or develop the envisioned system.

                           3. STRATEGIC DIRECTION. AMDOCS wishes to be informed
                  of and to provide input regarding the two Buyers' broad systems technology, strategies and overall approaches. The two Buyers agree to create a process that keeps AMDOCS informed of their respective broad technology strategy plan.

                  4. WORK LOCATION. AMDOCS agrees that it will perform development work at locations that produce the lowest costs to Buyers. If use of a particular production location is believed by any party to jeopardize completion schedules or work quality, a discussion by Buyers and AMDOCS, on a project by project basis, of resource availability, skill sets, price consequences and other relevant considerations will be conducted to determine if and how Buyers should permit AMDOCS to diverge from the "lowest cost" location criteria. Also See Sec. VIII C.

III. STATEMENTS OF INTENT CONCERNING AMDOCS' PROVISION OF ONGOING MAINTENANCE AND SUPPORT ("OGS") OF SYSTEMS FOR THE TWO BUYERS.

         A.       OVERVIEW OF SIGNIFICANT PRINCIPLES.

                           1. FIXED PRICE. OGS for Current Systems will be
                  provided by AMDOCS on a fixed price basis. More detail regarding intent and principles regarding prices for services is set forth in Section V.

                                            *** CONFIDENTIAL TREATMENT REQUESTED

                           2. TWO CATEGORIES OF SYSTEMS FOR OGS WORK.

                                    a) "Current Systems" - Those currently in
                           production and use and supported by AMDOCS OGS resources on the date the agreement is signed and becomes effective. ADS/Selling is a current PBD system, but will be treated as an exception to the extent described below.

                                    b) "New Systems" - A term of art for
                           purposes of this Letter of Intent and for purposes of the fully negotiated agreements. New Systems are newly created major applications not implemented into a production environment as of the date the agreement is signed and becomes effective. The term also includes significant revisions to existing systems/applications, which the parties agree rise to the level of replacing a currently existing application. If the parties cannot agree on whether a revised application is a replacement, dispute resolution procedures may be invoked by either party. Such procedures will be set forth in the fully negotiated agreements. Ongoing maintenance and support for New Systems does not encompass "Development" work as described below.

                           3. SOLE PROVIDER. For both New and Current Systems developed by AMDOCS, AMDOCS will be the sole provider of OGS for Buyers and DGA For The Term Of The Agreement.


                  4. PRICE/RATES AND RESOURCES LEVELS. Procedures for determining prices for work and changes to resource levels will be set forth in fully negotiated agreements. The parties agree that a productivity review for OGS work for Current Systems will be conducted two and one-half (2 1/2) years subsequent to the effective date of the Agreement (its midpoint). Productivity gains identified in that review will thereafter be shared *** between AMDOCS and the Buyers for the residual period of the Agreement. Example: if AMDOCS resource level for the first period of 2 1/2 years is *** persons, and the productivity gain identified is *** persons, then for the remaining 2 1/2 years AMDOCS will charge for *** persons. AMDOCS' monthly billing will set forth charges for Current System OGS work, charges for OGS work for New Systems, and (although not part of OGS) separately stated charges for development work.


                  5. STAFF KNOWLEDGE TRANSFER. At approximately the end of each year, the Buyers may give notice that they will, within a reasonable period, replace with their own employees up to *** of the AMDOCS OGS staff level as of December 31st of the previous year in

                                            *** CONFIDENTIAL TREATMENT REQUESTED
                  order to promote the transfer of knowledge. This replacement right for any specific year will not "carry forward" if unused; i.e., the annual percentage is not cumulative.

         B. DEFINITIONS APPLICABLE TO MONTHLY PRICES/RATES FOR OGS SERVICES FOR CURRENT SYSTEMS.

                  1. "INITIAL OGS CHARGE." The parties will agree on the initial annual charges for the first year of the agreement for OGS services for Current Systems which is to be determined by applying agreed upon monthly billing rates to an agreed upon level of equivalent person years (based on Table 1 of Schedule B of this Letter of Intent and Section III.C.3. below).

                  2. "OGS RESOURCE RATE." The annual billing rate when applied to an equivalent full time person year is referred to as the "OGS Resource Rate." The "Monthly OGS Resource Rate" is the annual rate divided by 12.


         C. ESTABLISHMENT OF INITIAL FIXED CHARGE FOR 1998 FOR OGS SERVICES FOR CURRENT SYSTEMS.

                  1. STEP ONE. Each Buyer will review, among other things, 1997 service levels and corresponding OGS resources and determine, in conjunction with AMDOCS, each Buyer's own anticipated 1998 service levels and corresponding level of OGS resources to be provided by AMDOCS for OGS for Current Systems. PBD's ADS/SELLING system will require 1998 AMDOCS OGS resources and these will be determined as part of the overall evaluation of starting resources numbers, OGS resource levels and service levels for Current Systems. However, unlike OGS staffing for other Current Systems, the ADS/Selling staffing requirement will be reviewed annually and adjusted as appropriate. In January 1998, the current OGS staffing level is *** for ADS/Selling; however, a review between Buyer and Seller will take place and this level of resources may be adjusted as a result.

                  2. STEP TWO. The two Buyers will prepare performance and/or expected responsiveness and quality standards which are observable and measurable, and which will apply to the OGS work in each of the negotiated agreements with AMDOCS.

                  3. STEP THREE. The parties shall meet and agree on standards and required resources for OGS work based upon agreed service levels. Mutually acceptable agreement language will be prepared for each Buyer's negotiated agreement with AMDOCS.

                                            *** CONFIDENTIAL TREATMENT REQUESTED

                           a) Each agreement will identify the anticipated
                  number of OGS resources required to meet business needs, given staffing levels required to efficiently achieve the service levels and standards described in Steps One and Two. The parties agree that AMDOCS' starting resource level will be approximately *** of 1997 level (after reduction of *** resource personnel for BCC) as specified in Schedule B., and adjusted thereafter in accordance with Sections III. A. 4. and 5., and Section V. C. The number of OGS resources agreed upon by Buyer and Seller for 1998 are as shown in Schedule C.

                           b) Each agreement will specify the initial annual
                  base rate for each OGS resource for each Buyer. Schedule A to this Letter Of Intent sets forth the OGS base rates and discounted rates for each Buyer, and these rates will be used in the fully negotiated agreements with AMDOCS.

                           c) Each agreement will state the initial price of OGS
                  services, and will include the initial OGS price calculation showing the agreed upon equivalent person years multiplied by the applicable OGS resource rate.

                  4. STEP FOUR. Monthly billing rates will be calculated so that the fixed charges can be spread evenly throughout the year for both Buyers. A prorated share of a month would be billed if and only if AMDOCS worked only a portion of a month because of the decommissioning of a system or the implementation of a New System.

                  5. SERVICE LEVEL. Buyers and AMDOCS acknowledge that the number of personnel required to provide OGS service to keep the Current Systems at a service level as of 1997, is as described in Schedule B. Table 1 (1997 resources). Existing service level can be adjusted according to the provisions of Section V. C.

D. ESTABLISHMENT OF AMDOCS' CHARGES FOR PROVISION OF OGS FOR "NEW SYSTEMS." ANNUAL RATHER THAN MIDPOINT REVIEW AS WITH "CURRENT SYSTEMS."

                  1. STEP ONE. The same OGS resource rates applicable to OGS services for Current Systems will be used in establishing annual/monthly charges for ongoing support of New Systems.

                  2. STEP TWO. AMDOCS will provide OGS services for New Systems developed by AMDOCS, when such systems essentially replace



                                            *** CONFIDENTIAL TREATMENT REQUESTED
         existing systems. AMDOCS and Buyers will agree on service levels and corresponding OGS resources required to carry out that support for the following twelve months. Buyers may seek alternate OGS suppliers for other non-AMDOCS developed New Systems.

                  3. STEP THREE. The monthly price charged for OGS services for a New System will be determined by ***.

                  4. STEP FOUR - CHANGES. As service levels for New Systems will vary over time, Buyers and Seller agree to review and make appropriate changes to assigned OGS resources for such New Systems at *** intervals.

 IV.     DEVELOPMENT WORK - STATEMENTS OF INTENT.

         A.       RATES FOR DEVELOPMENT OF SYSTEMS OR CHANGE REQUESTS.

                  1. RATE OPTIONS: HOURLY OR FIXED RATE. The two Buyers will each have the option, on a project by project or module by module basis, to order development work on either an hourly basis, with rates varying by the specific location where work is to be performed by AMDOCS, or on a fixed price basis, where the Buyer and Seller agree on the price for the project. For purposes of defining rates for development work, the terms "project" and "module" will be flexibly defined such that, for example, all of "new gen" is not considered to be one project or module.

                  2. HOURLY RATES. Hourly rates, varying by specific work location, contained in the negotiated agreement will be as specified in Schedule A to this agreement. Hourly rates for work done will not vary depending upon which of the two Buyers requested the work. Rather, work site specific location is and will be the key for determining appropriate hourly rates for development work. Each Buyer's agreement with AMDOCS will specify hourly rates by location where the work is performed, in four tiers of rates, starting with rates for the least experienced workers, and moving up to the most experienced. The two Buyers and AMDOCS will agree on the requisite skills required or deemed acceptable for inclusion in each tier.

         B.       OTHER TERMS AND CONDITIONS RELATED TO DEVELOPMENT WORK RATES.

                  1. THERE WILL BE SPECIFICITY ON DEVELOPMENT PROPOSALS, WHETHER WORK IS CONDUCTED ON AN HOURLY BASIS OR ON A FIXED FEE CONTRACT BASIS. The level of specificity of the proposal will increase as


                                            *** CONFIDENTIAL TREATMENT REQUESTED
         the complexity and size of the development project increases. The parties will, on a project by project basis, as appropriate, develop an appendix for a project for the Buyers and Seller to identify issues of importance to both in the development work to be done, particularly project schedules, location where the work will be done, deliverables and deadlines. Such appendices will be used as a basis for determining as appropriate project incentives and penalties. Seller will also provide, on request, detailed estimates of hours associated with the project and the mix and location of such resources. Overall and in its selection of work locations, AMDOCS will use ALL REASONABLE EFFORT to minimize Buyers' costs, consistent with quality goods. AMDOCS will maintain communications with Buyer when determining work locations so Buyer is aware of Seller's location decisions.

                  2. FIXED PRICE RATES PER PROJECT OR MODULE. When Buyer decides to purchase development work on a fixed price basis, the parties will capture, in an agreed written format, a description of the project, the roles and responsibilities of the parties, the hour requirements estimated by AMDOCS, a proposed schedule for development work, the mix of resources which AMDOCS proposes to use, detail on the location where the work will be performed, and a total estimated price for the development project including contingencies. This description, on a project by project basis, will be associated and filed with the negotiated agreements, as appendices.

                  3. CONSEQUENCES FOR FAILURE TO ABIDE BY AGREEMENTS RELATED TO SPECIFIC FIXED PRICE PROJECTS. The two Buyers believe it important that the negotiated agreement contain penalties for untimely delivery of systems or for the delivery of substandard quality in the systems. Such penalties will be negotiated, along with expected delivery dates, as appropriate on a case by case basis. The above is not intended to imply that all development projects will include such penalties.

         C.       DEVELOPMENT RATES DURING TERM OF AGREEMENTS.

                  1. YEAR 1998. Initial Development Rates, both nondiscounted and fully discounted rates, are outlined in Schedule A and will be incorporated in the agreements with the two Buyers and will be applicable in 1998. These rates will serve as the basis for any rate adjustments as required by other terms and conditions outlined in this Letter of Intent.

                  2. YEAR 1999. Hourly rates may be adjusted, using the formula set forth in Section VI below (i.e., the same procedure to make price changes to OGS rates annually).

                  3. YEARS 2000-2002. Thereafter, there can be rate adjustments by AMDOCS, for development work, for each geographic location, determined in the same manner as set forth in Section VI.

   D.       OTHER PROVISIONS RELATED TO DEVELOPMENT WORK.

                  1. The parties agree that if the Buyers (including DGA) should jointly, within a calendar year, spend more dollars for new project development work with another individual vendor than they jointly spend with AMDOCS for development work (which includes change requests, work orders, and general non-OGS hourly work), then AMDOCS may request that the Buyers meet in good faith to renegotiate the terms and conditions of the Agreement for that current year, as well as the remaining years, and the Buyers shall do so.

                  2. If AMDOCS is not the vendor used for development of the ISIS project, which is defined as the core directory publishing and sales systems for SBC Directory Operations, then any party may reopen the terms of the five year agreements, in which case Buyers and Seller agree to renegotiate the terms and conditions of their agreements for that current year, as well as the remaining years, in good faith.

                  3. The parties agree that AMDOCS' charges to the Buyers jointly will be at rates such that if an equivalent amount of development work is performed in 1998 as was performed in 1997, the costs for 1998 work would be the same as the costs for 1997 development work. In no way should this be interpreted that Buyers are committing to perform as much development work in 1998 as 1997 but in fact may purchase more or less development work, depending on the Buyers' business requirements. The parties agree that charges to the Buyers are dependent upon the following: hourly rates, skill levels of the resource, location of the work and number of hours. The parties will agree and state in their agreement(s) the hourly rates by skill level by location, and where the work will be performed to ensure equivalent charges to the Buyers for equivalent 1997 work volumes.

                  4. AMDOCS shall have exclusivity on change requests for current systems developed by AMDOCS, and shall submit all estimates and design criteria for this work to Buyers. The work will commence only when Buyers indicate that they have (1) decided to proceed with a particular change request, and (2) have approved AMDOCS' estimates and designs, said approval not to be unreasonably withheld.

V. BASE RATES AND LEVELS OF RESOURCES CAN BE CHANGED FOR OGS WORK RELATED TO CURRENT SYSTEMS IN ONE OF

THREE WAYS.

         A. CHANGES TO BASE RATES CAN OCCUR IN THE FIRST INSTANCE WHEN SYSTEMS ARE DECOMMISSIONED.

                  1. Buyers and Seller agree, on a case by case basis, to appropriately adjust monthly OGS resources in good faith, thereby creating a new "base monthly charge" and base level of resources if and when a Buyer decommissions a major application. Prior to such change in the applications environment, AMDOCS will meet with the affected Buyer and those parties will agree on the decrease in the OGS resources associated with the specific application changes, and the corresponding change to the base level of OGS resources, thereby adjusting the cost.

                      When decommissioning of a Current System results in an agreed upon reduction in the number of OGS resources, the monthly charges for OGS will be reduced effective as of the date on which said reduction of OGS resources has occurred.

         B. CHANGES TO LEVELS OF RESOURCES FOR OGS WORK FOR CURRENT SYSTEMS CAN ALSO OCCUR AS A RESULT OF THE "REVIEW" AT THE END OF 30 MONTHS OF THE AGREEMENT (THE MIDPOINT OF THE FIVE-YEAR AGREEMENTS).

                  1. Buyers expect that Seller will continuously improve the productivity of its resources, and thus over time reduce OGS resource requirements, in carrying out all types of OGS functions, on both Current as well as on New Systems.

                  2. Buyers and Seller agree that at the midpoint in the term of the separate five-year agreements between Buyers and Seller, they will cooperate in reviewing the level of OGS resources required to carry out the OGS work for Current Systems of each Buyer. Seller will provide to Buyers analyses of OGS resources actually devoted to carrying out the OGS work over the preceding two and a half years of the agreements. The analysis will take into account both peak load requirements and slack periods in determining overall resources applied to the tasks. Seller is not required to track resources applied to OGS on an hourly basis; however, Seller will provide an estimate, within plus or minus *** of the actual resources devoted to the work, at the time of the review.

                  3. Based upon the analysis in June 2000, each Buyer and Seller will agree on the appropriate level of resources to be devoted to providing OGS services for Current Systems for the remainder of the Agreement, meaning the remaining two and a half years, according to the provisions of Section III. A. 4. Any disputes as to the appropriate level of

                                             ***CONFIDENTIAL TREATMENT REQUESTED

              OGS resources will be resolved pursuant to the dispute resolution procedures which will be outlined more fully and completely in the fully negotiated agreements between Seller and each Buyer.

                   4. Should the above productivity review result in a reduction in the number of OGS resources required to provide support for Current Systems, then both Buyer and Seller will share *** in the benefit from any resources productivity gain determined to exist in the review, according to the provisions of Section III. A. 4.

         C. Notwithstanding any other provision of this Letter of Intent, the parties agree it is their mutual intent that Buyers may at any time during the Agreement, request an adjustment of OGS service levels or standards, communicate the same to Seller, and obtain an adjustment to the base level of resources and resulting cost as a result of such adjustment.

VI. ANNUAL PRICE CHANGES AS OF JANUARY 1999. (THESE ARE CHANGES OTHER THAN THOSE DESCRIBED IN V.A., B. AND C.)

         A. From January 1, 1999 through the end of each Buyer's five year agreement, there can be an annual OGS fixed charge repricing adjustment by AMDOCS, for each geographic location. There may also be increases in hourly development cost rates beginning in 1999 using these formulas.

         B. FIRST. The formula for determining a rate increase will contain a factor for the annual increase, if any, in local Consumer Price Index
         (CPI). "Local CPI" is intended to mean the best available governmental or other ongoing authoritative pricing index measurement for ***. In the year 1999, the rate increase will be based upon CPI increase by location. For the years 2000-2002, the rate increase will be weighted *** on CPI increase, and *** on AMDOCS' average change in base salaries plus standard bonuses in each of the two cities for that year. AMDOCS shall have the burden of documenting/ substantiating salary, bonus and CPI criteria.

         C. SECOND. In 1999, if the Local CPI increase is between *** and ***, including ***, then AMDOCS will be permitted to raise rates by ***. If Local CPI increase is above *** and up to ***, then AMDOCS can adopt a rate change based on actual Local CPI. If the formula produces a rate change of *** to and including ***, then AMDOCS can adopt a *** rate change. In the years 2000-2002, if application of the formula leads to a conclusion that charges should be raised between *** and ***, AMDOCS will reflect that specific rate. If the increase is between *** and ***, AMDOCS will reflect an increase of *** plus one-half of the increase over *** but less than ***. For example, if the formula produces a *** result, AMDOCS could increase *** (*** plus ***).



                                             ***CONFIDENTIAL TREATMENT REQUESTED

          D. THIRD. If application of the formula in any year produces a rate in excess of ***, the parties will renegotiate the formula, utilizing, if necessary, the dispute resolution procedure in the Agreement. Renegotiation will take account of Buyers' need for price stability and predictability and of Seller's need to cover the costs of its personnel resources and average cost pressures associated with inflation.

          E. FOURTH. Once the applicable price percent change is known, the resulting percentage change will be made to the hourly development rates and to the OGS work price which is billed monthly, applicable as of December 31 of the year prior to the year in which the price change is applicable.

VII. DOLLAR VOLUME COMMITMENTS WHICH THE TWO BUYERS ARE WILLING TO MAKE DURING TERM OF AGREEMENTS WITH AMDOCS.

          A.   HOW DOLLAR VOLUME COMMITMENT WILL BE CALCULATED.

          The two Buyers will each acknowledge in its separate agreement with AMDOCS that the affiliate Buyer also has an agreement with AMDOCS. Collectively, the two Buyers agree to spend certain dollar volumes (including dollar volumes spent by any current or future controlled subsidiary of the two Buyers, subject to the provisions of Section I.A.) with AMDOCS, during the term of each agreement, as follows:

                    1. YEARS 1998-1999. The two Buyers will together commit to spend no less than $*** a year total, inclusive of use, volume related or other licensing fees, and OGS and development work, with AMDOCS.

                    2. YEARS 2000-2002. The two Buyers will together commit to spend no less than $*** a year, total, inclusive of use, volume related or other licensing fees, and OGS and development work, with AMDOCS.

          B.   OVERAGES OR SHORTFALLS.

                    1. OVERAGES. If the Buyers spend more than their volume commitment in a given year, the amount exceeding the commitment, if any, will be deducted from the following year's commitment, resulting in a new reduced base commitment for the succeeding year; i.e., any overage in a particular year will be deducted from the next following year's commitment only, but to the extent there are overages, this commitment reduction will be applied each year of the Agreement.

                    2.   SHORTFALLS. Notwithstanding any other provision herein:


                                            *** CONFIDENTIAL TREATMENT REQUESTED

                         a) If in any given year during the term of the agreements, collectively the two Buyers obtain *** to and including *** of the guaranteed dollar volume for a given year in the agreements, AMDOCS shall consider that volume as meeting the stated guarantee for that year and no shortfall shall be applied. If collectively the two Buyers spend between ***, and up to *** of the dollar volume level guaranteed in a given year, then the Buyers are permitted to carry over the amount of shortfall between *** and up to *** (not to exceed *** of the volume commitment for that year), to the next year's promised volume, and to make up the shortfall in the next succeeding year of the negotiated agreements. The "rollover" of a shortfall in volume guarantee as described above shall also apply in the final year of the Agreements; i.e., if volume is in the *** to *** range in the last year, Buyers may extend their Agreements, under then current terms, until the shortfall is met (***).

                         b) In a given year, if the Buyers only spend between *** and up to *** of the guaranteed dollar volume, then AMDOCS may retroactively reduce its Hourly Development Rates' and OGS rates' discount to the Buyers by *** (of the maximum discount) for the year (calendar year) in which the shortfall occurred. If the volume level is only between *** and ***, AMDOCS Hourly Development Rates' and OGS rates' discount to the Buyers for that year will be reduced retroactively for the year (calendar year) by ***. If the volume level should be less than ***, AMDOCS may reduce retroactively its Hourly Development Rates' and OGS' discount by *** for that calendar year; i.e., those charges would be at the then current undiscounted rate. The 1998 undiscounted rate and the maximum discounted rate, are shown in Schedule A. In cases where volume discounts are lost shortfall volumes do not carry forward to the following years.

                         c) The provisions of this Section VII. B. 2. above shall not affect OGS resource levels except as provided by Sections III A. 4. & 5. and V.C.

               3. The parties jointly desire that as much advance notice as possible of any anticipated shortfall in the dollar volume guarantee be communicated to AMDOCS. The Buyers will use reasonable efforts to provide not less than 60 days' notice of such shortfall in regard to development work.

               4. AMDOCS as Seller should not be concerned with which of the two Buyers is making the warranted dollar expenditures, so long as the

                                            *** CONFIDENTIAL TREATMENT REQUESTED
          dollar volume collectively is being met. Buyers and Seller desire to collect and share a six-month rolling average view of expenditures to be able to assess commitments made under these anticipated agreements.

VIII. OTHER TERMS AND CONDITIONS RELATED TO SELLER'S WORK.

     A.   FAILURE TO MEET BUYERS' PERFORMANCE STANDARDS.

          If a Buyer believes that AMDOCS is failing to meet performance standards, it will so notify Seller.

     B. PROCEDURES TO BE IMPLEMENTED IN CASE OF FAILURE OF SELLER TO MEET BUYERS' PERFORMANCE STANDARDS.

               Increases in OGS resources required to meet agreed performance standards will be the responsibility of Seller. Seller may not charge Buyers for any associated costs. The parties agree that standards must be jointly established prior to initiation of OGS work, and that the standards must have a degree of specificity sufficient to determine a departure from Buyer's requirements/expectations. The following procedures shall apply for Seller's (1) acknowledged or (2) disputed failure of OGS performance standards.

                    1. Seller will in good faith acknowledge its failure to meet performance standards should such a situation arise. Seller will, at its own costs, cure any failure as quickly as possible, and in any case, within 30 days after Buyers provide written notice to Seller of the performance standards problem.

                    2. Seller will dispute Buyers' allegations of failure to meet Buyers' performance standards when Seller, in good faith, cannot agree that such a failure has occurred. Dispute resolution procedures described in the fully negotiated agreements will be used to resolve disagreements concerning whether or not performance standards are being/have been met. Should Seller dispute Buyers' claim of Seller's failure to meet the subject standards, Buyers may nevertheless have an urgent need to proceed expeditiously. In this event Buyer(s) will declare that situation to exist and request that certain actions, which Buyer(s) reasonably believe are related to the alleged failure of performance, be undertaken by AMDOCS during the pendency of the dispute. AMDOCS will honor these requests. The costs of such changed/additional work shall remain unbilled until dispute resolution is concluded to resolve the issue. Should Buyer(s), through arbitration or otherwise, ultimately pay some or all of Seller's charges for this work, a reasonable interest charge for the delay of payment of that amount may be levied by Seller. The Buyers and Seller will make every reasonable effort to expedite the dispute resolution process.

     C.   AMDOCS' FLEXIBILITY TO DEPLOY RESOURCES.

          AMDOCS, as an independent contractor, will retain flexibility to deploy people and combine or relocate resources as deemed necessary, provided that: (1) AMDOCS is meeting the agreed performance standards in the two agreements; (2) AMDOCS will use all reasonable efforts to ensure that at least *** of its personnel assigned to perform services subject to this Letter of Intent will be hired locally in the United States; (3) that AMDOCS will take reasonable steps to ensure that tours of duty for its personnel will generally be a minimum of ***; (4) that Buyers shall be able to request where the AMDOCS work will be performed. SHOULD AMDOCS RELOCATE ANY KEY PERSONNEL WHO HAVE BEEN PROVIDING SERVICES AT A BUYER'S SITE AND A BUYER BELIEVES, IN ITS SOLE JUDGMENT, THAT COMMUNICATION OR RESPONSIVENESS IS BEING OR WILL BE UNACCEPTABLY AFFECTED BY THE RELOCATION, A BUYER MAY COMPLAIN TO AMDOCS WHICH SHALL TIMELY RESOLVE THE COMPLAINT TO THE MUTUAL SATISFACTION OF BUYER AND AMDOCS. SHOULD THE COMPLAINT NOT BE RESOLVED WITHIN A REASONABLY SHORT TIME PERIOD, THE DISPUTE RESOLUTION PROVISIONS OF THE SEPARATE BUYER AGREEMENTS MAY BE INITIATED TO ADDRESS THE BUYER'S COMPLAINT AND AMDOCS' RESPONSE. And (5), in selecting work locations, AMDOCS will endeavor to minimize Buyers' costs consistent with the provisions set forth in Section II. B. 4. AMDOCS will maintain communications with Buyers when determining work location.

     D.   DISPUTE RESOLUTION PROCEDURES.

          Each agreement will contain written dispute resolution procedures such that operationally, there will be a procedure to follow in escalating up through the lines of management of Seller and Buyers any disputes under the terms of the two agreements. Each company will name people to serve on standing committees to facilitate communications and sharing of issues of common interest. If disputes cannot be resolved, binding arbitration procedures utilizing an expert third party arbitrator selected by both parties will be provided for in the fully negotiated agreement.

     E. NEED TO MINIMIZE DISRUPTION FROM CHANGE IN PERSONNEL; ADJUSTMENT WHEN LESS EXPERIENCED PERSONNEL ARE SUBSTITUTED.

          Buyers desire to minimize disruption which can be caused when AMDOCS, as Seller, changes personnel or moves inexperienced personnel onto OGS or development work. The two agreements will address these concerns and further describe approvals and notification periods associated with the movement of key personnel. The agreements, insofar as they pertain to development work, should provide credit/discounts for new people unfamiliar with Buyers'

                                            *** CONFIDENTIAL TREATMENT REQUESTED
businesses, that replace existing people and the replacement is not made at Buyers' request.

F.    USE OF "EXPERTS" OR "SPECIAL EXPERTS".

      The two agreements will define and clarify if and when AMDOCS would or could make use of "special experts" or "experts." A more complete definition of expert status will be contained in the Agreements between Buyers and Seller, but it is the parties' intent that only very highly trained specialist skills, not typically required for Buyers' OGS and development work, could be considered "expert"; i.e., if the subject skills are required in the normal course of Buyers' business, processes, and technology (in Buyers' OGS or development work) then standard discount rates rather than expert or special expert rates would apply. The higher rates would apply only when Buyer(s) request these exceptional skills outside of regular OGS and development work. AMDOCS will inform Buyers when any requested skill/work requires use of an "expert" or "special expert."

G.    UNFORESEEN EVENTS.

      The two agreements will provide a general clause permitting, or even encouraging renegotiation for completely unforeseen events which appear to change materially the assumptions underlying the major terms of the agreements.

                                                           Page 1 of 2 of App. A

APPENDIX A
----------

-------------------------------------------------

OGS RATES
---------

                        Non-discounted          Discounted
                        Rate Per                Rate per
                        OGS Resource            OGS Resources (%)
                        -----------------------------------------

                           1998                    1998
                           ----                    ----
                                                   ***
1.  ***                    ***                     ***
    ---------              ***                     ***


2.  ***                                            ***
    -------------
    BCC SYSTEM             ***                     ***
                           ***                     ***

ALL OTHER SYSTEMS                                  ***
                           ***                     ***
                           ***                     ***


NOTE: AMDOCS travel and living expenses (specified in this Appendix A) will be reimbursed only when such expenses are made according to Buyer's specific request.


                                            *** CONFIDENTIAL TREATMENT REQUESTED

                                                           Page 2 of 2 of App. A


HOURLY DEVELOPMENT RATES
------------------------

                                                      Maximum
                              Nondiscounted           Discounted Rate
Development                   Rate                    (Based on volumes)
Location                      1998                    1998
----------------------------------------       -----------
***
  SWBYP                       ***                     ***

  Junior Programmer     $     ***                     ***
  Programmer                  ***                     ***
  Team Leader/Analyst         ***                     ***
  Project Manager             ***                     ***

                              ***                     ***
                              ***                     ***

***
Development Center
  Junior Programmer           ***                     ***
  Programmer                  ***                     ***
  Team Leader/Analyst         ***                     ***
  Project Manager             ***                     ***

                              ***                     ***
***                           ***                     ***
  Junior Programmer           ***                     ***
  Programmer                  ***                     ***
  Team Leader/Analyst         ***                     ***
  Project Manager             ***                     ***

                              ***                     ***
***
  Junior Programmer           ***                     ***
  Programmer                  ***                     ***
  Team Leader/Analyst         ***                     ***
  Project Manager             ***                     ***

   --------------------------------------

SPECIAL EXPERT RATES -talent not normally assigned, but available on Buyer request basis:

Special Expert Analyst                     ***


                                          *** CONFIDENTIAL TREATMENT REQUESTED

Special Expert Senior Applications Analyst        ***
Special Expert Project Manager                    ***
Special Expert Manager                            ***

In addition, Buyers shall reimburse Seller for reasonable expenses of Seller's personnel incurred hereunder with respect to travel as required for the development and OGS services performed under the Agreements and related lodging, per diem (currently ***), and transportation expenses. Receipts of expenses related to transportation and lodging expenses will be provided when reimbursement is sought. All receipts will be reviewed by Seller's management to verify reasonableness prior to submission for reimbursement. To avoid any doubt, reimbursement of air fair expenses means reimbursement of coach tickets only. Seller shall first submit to the applicable Buyer an estimate of such travel and living expenses associated with development services, as part of the applicable development efforts estimate, for Buyer's approval.

                                            *** CONFIDENTIAL TREATMENT REQUESTED

                                                           Page 1 of 1 of App. B

SCHEDULE B

TABLE 1. OGS - CURRENT ESTIMATE FOR 1997
(All costs given in $000)

_____________________________________________________________________________________________________________________
                    PBD                           SWBY
                                                  P
_____________________________________________________________________________________________________________________
Project             People    MM        Total     People         MM        Total          Grand          Grand
                              Cost      PBD                      Cost      SWBY           Total          Total
                                        Cost                               P              People         Cost
                                                                           Cost
_____________________________________________________________________________________________________________________
IMS/ADS             ***       ***       ***       ***            ***       ***            ***            ***
Sales 2
_____________________________________________________________________________________________________________________
Selling             ***       ***       ***       ***            ***       ***            ***            ***
_____________________________________________________________________________________________________________________
BCC(a)/AR+          ***       ***       ***       ***            ***       ***            ***            ***
CSO+NARS
_____________________________________________________________________________________________________________________
Graphics            ***       ***       ***       ***            ***       ***            ***            ***
System
_____________________________________________________________________________________________________________________
CDW/MDSS            ***                           ***            ***       ***            ***            ***
/
ADVS
_____________________________________________________________________________________________________________________
TOTAL               ***                 ***       ***                      ***            ***            ***
MONTHLY
_____________________________________________________________________________________________________________________
TOTAL YEARLY                            ***                                ***                           ***
_____________________________________________________________________________________________________________________


NOTE TO TABLE 1:

(a) AMDOCS is providing *** personnel for maintenance and support of the BCC system, but does not have overall responsibility in this area.

                                   ***       CONFIDENTIAL TREATMENT REQUESTED.

                                                           Page 1 of 1 of App. C

                                   SCHEDULE C

                    TABLE 1. OGS - RESOURCES LEVEL FOR 1998
                           (All costs given in $000)

_____________________________________________________________________________________________________________________
                    PBD                           SWBY
                                                  P
_____________________________________________________________________________________________________________________
Project             People    MM        Total     People         MM        Total          Grand          Grand
                              Cost      PBD                      Cost      SWBY           Total          Total
                                        Cost                               P Cost         People         Cost
_____________________________________________________________________________________________________________________
IMS/ADS             ***       ***       ***       ***            ***       ***            ***            ***
Sales 2
_____________________________________________________________________________________________________________________
Selling             ***       ***       ***       ***            ***       ***            ***            ***
_____________________________________________________________________________________________________________________
BCC(a)/AR+          ***       ***       ***       ***            ***       ***            ***            ***
BOS/CIS
_____________________________________________________________________________________________________________________
Graphics/           ***       ***       ***       ***            ***       ***            ***            ***
Image
System
_____________________________________________________________________________________________________________________
CDW/                ***                           ***            ***       ***            ***            ***
Marketing
_____________________________________________________________________________________________________________________
TOTAL               ***                 ***       ***                      ***            ***            ***
MONTHLY
_____________________________________________________________________________________________________________________
TOTAL YEARLY                            ***                                ***                           ***
_____________________________________________________________________________________________________________________


NOTE TO TABLE 1:

(a) The resource level for the PBD Selling System is currently being reviewed and may be adjusted.

(b) AMDOCS is providing *** personnel for maintenance and support of the BCC System, but does not have overall responsibility in this area.

                   ***       CONFIDENTIAL TREATMENT REQUESTED

                                LIST OF EXHIBITS

A -- Form of Acceptance Letter

B1-- Form of Software Development Order

B2 -- Form of Ongoing Support Order

B3 -- Form of Maintenance Services Order

C -- NDA for Auditors

D -- Executive Orders and Associated Regulations

E -- Reimbursable Expenses

F1 -- MBE Participation Plan

F2 -- MBE Plan

G -- Form of Change Order

H -- Certificate of Installation

I -- Description of Maintenance Services

J -- Confidentiality and Invention Agreement


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT A

                            FORM OF ACCEPTANCE LETTER
                           CUSTOM SOFTWARE DEVELOPMENT

[Type on Letterhead Paper]

AMDOCS, INC.

1610 Des Peres Road
St. Louis, MO 63131-1831
Attn: President

      In accordance with the section entitled "Acceptance or Rejection" of that certain Master Agreement, effective July 7, 1998, between AMDOCS, INC. and SBC OPERATIONS, INC., the undersigned accepts the Software described on Order No. ___ as of ____________, 199_.

                                            SBC OPERATIONS, INC.

                                            By:_________________________

                                            ____________________________

                                            Title:______________________

                                            Date Signed:________________


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                   EXHIBIT B1
                       FORM OF SOFTWARE DEVELOPMENT ORDER

                     Order No. ___ for Software Development
                                      under

                     MASTER AGREEMENT SOFTWARE AND SERVICES

                   Effective Date of Order:__________________

      1. Project Name: [Insert]

      2. Project Managers

                         -------------------------------------------------------
                           SBC Project Manager        Amdocs Project Manager
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
Telephone Number         ( )  -                   ( )  -
--------------------------------------------------------------------------------
Fax Number               ( )  -                   ( )  -
--------------------------------------------------------------------------------
E-mail Address
--------------------------------------------------------------------------------

      3. Software and Program Material Ordered

            a.    Incorporation of Functionality Matrix and Proposal Statement

This Order incorporates the Proposal Statement (Attachment "1") and the Functionality Matrix (Attachment "2") for the Project.

            b.    Description and Delivery Date(s)

Amdocs shall deliver the Software and Program Material as listed and described in the following table, on or before the Delivery Date(s) specified in the following table:

--------------------------------------------------------------------------------
Item No.                  Description                Delivery Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      4. Amdocs Compensation:

Amdocs shall provide the Software and Program Material [insert whichever applies] [a fixed fee in the amount of ____________________ dollars ($_____.00).] [or] [at the following hourly rates for the job classifications of Amdocs' personnel who will be providing services under this Order.

================================================================================
JOB CLASSIFICATION                                          HOURLY RATE IN
                                                            U.S. DOLLARS
--------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------
Senior Application Analyst
--------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------
Programmer
================================================================================

Insert if applicable: The foregoing establishes the entire compensation to be paid to Amdocs for the Project, except for the following additional charges and costs:

            a.

            b.

            [NOTE: Make cross-reference to Standard Software License Fees, if any are to be included in Section 11, and charges for maintenance services, if any are provided in Section 15.]

      5. SBC's Responsibilities

SBC shall be responsible for providing Amdocs access to the specific employees,

            a.    Specific Employees: [Insert List, if Applicable]

            b.    Facilities: [Insert List, if Applicable]

            c.    Computers and Computer Systems: [Insert List, if Applicable]

            d.    Information and Data: [Insert List, if Applicable]

      6. Project Plan (including Critical Performance Milestones and Payment Milestones)

----------------------------------------------------------------------------------------------------------
Item No.     Responsible                 Description of               Due        Critical       Payment
                 Party          Task, Delivery, or Payment Item       Date     Performance      Milestone
             ("Amdocs" or                                                        Milestone      Amount or
                 "SBC")                                                         ("Yes" or      Percentage
                                                                                 "No")            (if
                                                                                               applicable)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

      7. Project Resource Plan

The following table sets forth the projected number of man-months to be provided in each Amdocs Job Classification in each month of the Project.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

--------------------------------------------------------------------------------------
JOB                          Month 1  Month 2  Month 3   Month ...  Month ...  Month..
CLASSIFICATION
--------------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------------
Senior Application
Analyst
--------------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------------
Programmer
--------------------------------------------------------------------------------------

      8. Key Employees

The following Amdocs Employees are considered to be Key Employees for purposes of the Project:

--------------------------------------------------------------------------------
Name                                                              Amdocs Job
                                                                  Classification
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      9. Acceptance Criteria and Methods for Testing the Software:

      10. Duration of Acceptance Period: ____ Working Days

      11. Standard Software to be licensed (and included in Custom Software):

--------------------------------------------------------------------------------
Item No.                     Name and Description             License Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      12. Location Where Custom Software is to be Developed

      13. Software [Delivery] [or] [Installation] Address

      14. Billing Address:

      15. Maintenance Terms and Conditions: [Insert if Maintenance for Standard Software is included this Order.] Following the expiration of the Warranty Period prescribed by Article 3 (Software Licenses/Development/Maintenance), Amdocs will provide Maintenance services for the Standard Software in accordance with in Exhibit I (Description of Maintenance Services) at the following charges: ____________________dollars ($__________.00) per [month/year] for a term of [Insert number of months/years] beginning on the date beginning [insert date immediately following the date when the Warranty Period expires by its terms].

      16. Special Terms and Conditions Applicable to this Order.

            a.

                            (Signature Page follows)


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

This Order No. __ incorporates by reference the provisions of that certain Master Agreement for Software and Services effective July 7, 1998, between the Amdocs, Inc. and SBC OPERATIONS, INC.


                                      AMDOCS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                                     (Print Name)

                                      Title:
                                            ------------------------------------

                                      Date Signed:
                                                  ------------------------------


                                      SBC OPERATIONS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                      Title:
                                            ------------------------------------
                                      Date Signed:
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                   EXHIBIT B2
                          FORM OF ONGOING SUPPORT ORDER

                         Order No.-- for Ongoing Support
                                     under

                     MASTER AGREEMENT SOFTWARE AND SERVICES

                           Effective Date:____________

      1. Project Name: [Insert]

      2. Project Managers

                         -------------------------------------------------------
                           SBC Project Manager        Amdocs Project Manager
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
Telephone Number         ( )  -                   ( )  -
--------------------------------------------------------------------------------
Fax Number               ( )  -                   ( )  -
--------------------------------------------------------------------------------
E-mail Address
--------------------------------------------------------------------------------

      3. Services Ordered

Amdocs shall deliver the Services as listed and described in the following table, on or before the Delivery Date(s), and SBC shall render payments on the Payment Date(s) specified in the following table:


--------------------------------------------------------------------------------
Item No.                  Description                Delivery Date
                                                     or Payment Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      4. Amdocs' Compensation:

Amdocs shall provide the Services during the period of time from [Insert date 1 to [insert end date] of [insert 1.a or 1.b, and 2, or 3, whichever applies] [insert 1.a] [the following number of employees

================================================================================
JOB CLASSIFICATION                                  NUMBER
--------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------
Senior Application Analyst
--------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------
Programmer
================================================================================

] [or] [insert 1.b] [the number of full time equivalent employees specified in
Section 7 ("Resource Plan") below] [insert 2] for a fixed fee in the amount of ___________________ dollars ($_____.00).] [or] [insert 3] [at the following hourly rates for the job classifications of Amdocs' personnel who will be providing services under this Order.

================================================================================
JOB CLASSIFICATION              NUMBER                      HOURLY RATE IN
                                                            U.S. DOLLARS
--------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------
Senior Application Analyst
--------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------
Programmer                                                   ]
================================================================================

]
[Insert if applicable: The foregoing establishes the entire compensation to be paid to Amdocs for the Services except for the following additional charges and costs:

            a.

            b.

      5. SBC's Responsibilities

SBC shall be responsible for providing Amdocs access to the specific employees,

            a. Specific Employees: [Insert List, if Applicable]

            b. Facilities: [Insert List, if Applicable]

            c. Computers and Computer Systems: [Insert List, if Applicable]

            d. Information and Data: [Insert List, if Applicable]

      6. Deliverable Items and Materials to be provided by Amdocs

--------------------------------------------------------------------------------
Item No.                         Description of                      Due
--------------------------------------------------------------------------------



                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

--------------------------------------------------------------------------------
                                  Deliverable Item and Materials     Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      7. Resource Plan

The following table sets forth the projected number of man-months (full-time equivalent employees) to be provided in each Amdocs Job Classification in each month of the Project.

--------------------------------------------------------------------------------------
JOB                          Month 1  Month 2  Month 3   Month ...  Month ...  Month..
CLASSIFICATION
--------------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------------
Senior Application
Analyst
--------------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------------
Programmer
--------------------------------------------------------------------------------------

      8. Key Employees

The following Amdocs Employees are considered to be Key Employees for purposes of the Project:

--------------------------------------------------------------------------------
Name                                                              Amdocs Job
                                                                  Classification
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      9.    Location Where Services are to be Performed

      10.   Delivery Address

      11.   Billing Address:

      12.   Knowledge Transfer Plan

      13.   Special Terms and Conditions Applicable to this Order.

            a.

                            (Signature Page follows)


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

This Order No. __ incorporates by reference the provisions of that certain Master Agreement for Software and Services effective July 7, 1998, between the Amdocs, Inc. and SBC OPERATIONS, INC.


                                      AMDOCS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                                     (Print Name)

                                      Title:
                                            ------------------------------------

                                      Date Signed:
                                                  ------------------------------


                                      SBC OPERATIONS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                      Title:
                                            ------------------------------------
                                      Date Signed:
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                   EXHIBIT B3

                       FORM OF MAINTENANCE SERVICES ORDER

                     Order No.____ for Maintenance Services
                                      under

                     MASTER AGREEMENT SOFTWARE AND SERVICES

                      Effective Date of Order:_____________

      1. Standard Software to be Maintained:

--------------------------------------------------------------------------------
Item No.            Name and Description
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      2. Software Delivery [or Installation] Address

      3. Billing Address:

      4. Maintenance Terms and Conditions: Following the expiration of the [Insert either] [Warranty Period prescribed by Article 3 (Software Licenses/ Development/Maintenance) for Standard Software previously licensed under Order No. __ for Software Development] [or] [maintenance term for Standard Software previously licensed and maintained under Order No. __ for Software Development] [or] [maintenance term for Standard Software previously maintained under Order No. __ for Maintenance Services] (the "Prior Order"), Amdocs will provide Maintenance services for the Standard Software covered the Prior Order in accordance with in Exhibit I (Description of Maintenance Services) at the following charges: ______________________dollars ($__________.00) per
[month/year] for a term of [Insert number of months/years] beginning on the date beginning [insert date immediately following the date when the Warranty Period or maintenance expires by terms of the Prior Order].

      5. Special Terms and Conditions Applicable to this Order.

            a.

                            (Signature Page follows)


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

This Order No. __ incorporates by reference the provisions of that certain Master Agreement for Software and Services effective July 7, 1998, between the Amdocs, Inc. and SBC OPERATIONS, INC.


                                      AMDOCS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                                     (Print Name)

                                      Title:
                                            ------------------------------------

                                      Date Signed:
                                                  ------------------------------


                                      SBC OPERATIONS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                      Title:
                                            ------------------------------------
                                      Date Signed:
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT C
                                NDA FOR AUDITORS

                  NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT

      THIS NON-DISCLOSURE AND CONFIDENTIALITY AGREEMENT

      ("Agreement") is made as of the __________ day of __________, __________

      BETWEEN:

      AMDOCS INC., a corporation organized and existing under the laws of the State of Missouri, having its principal offices at 1610 Des Peres Rd, MO (hereinafter referred to as "AMDOCS");

      AND

      __________ a __________ [corporation, partnership, etc.] organized and existing under the laws of __________, having its principal offices at __________ (hereinafter referred to as the "Receiving Party").

      WHEREAS AMDOCS (or any of its affiliated companies) is the owner and/or author of and/or has the right to license certain valuable proprietary routines, computer programs, documentation, trade secrets, systems, methodology, know-how, marketing and other commercial knowledge, techniques, specifications, plans and other proprietary information, whether in oral, written, graphic, electronic, or any other form or medium whatsoever, including any related ideas and look-and-feel, which are referred to in this Agreement as "the AMDOCS Proprietary Information"; and

      WHEREAS SBC OPERATIONS, INC. ("SBC") would like the Receiving Party to provide it with certain services the "Services"); and

      WHEREAS in order to perform the Services, the Receiving Party must have access to the AMDOCS Proprietary Information, and AMDOCS agrees to provide the Receiving Party with such access to the AMDOCS Proprietary Information, subject to the Receiving Party first obligating itself to confidentiality by signing this Agreement.

      NOW THEREFORE, the parties agree as follows:

1. In this Agreement, "AMDOCS Confidential Information" means the software and any other AMDOCS Proprietary Information received by the Receiving Party from SBC or Amdocs where the AMDOCS Proprietary Information is clearly so marked or where the Receiving Party has otherwise been made aware that the AMDOCS


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      Proprietary Information is confidential. For greater certainty, if AMDOCS notifies the Receiving Party that certain AMDOCS Proprietary Information already disclosed is confidential, that AMDOCS Proprietary Information shall become AMDOCS Confidential Information under this Agreement.

2. The Receiving Party agrees to hold in confidence the AMDOCS Confidential Information, including derivatives thereof in any form (e.g., reports or analyses relating to such information, whether or not provided by AMDOCS), and to refrain from copying, distributing, disseminating or otherwise disclosing the AMDOCS Confidential Information to anyone, other than to employees of the Receiving Party who have a need to know such information for purposes of performing the Services.

3.    Furthermore, the Receiving Party hereby undertakes:

(a) not to use the AMDOCS Confidential Information for any purposes other than performance of the Services;

(b) not to sell, grant, make available to, or otherwise allow the use of the AMDOCS Confidential Information by any third party, directly or indirectly; and

(c) not to use, directly or indirectly, the AMDOCS Confidential Information in the development and/or sale of software systems, for itself or for a third party, and/or in the provision of any services to a third party, except for the Services to be provided by the Receiving Party to SBC.

4. Upon the termination or expiration of this Agreement for any reason or upon the conclusion of the Services and/or at the request of AMDOCS, the Receiving Party shall:

(a) return to AMDOCS any document or other material in tangible form in its possession being part of the AMDOCS Confidential Information; and

(b) destroy any document or other material in tangible form that contains the AMDOCS Confidential Information together with confidential and/or proprietary information of a third party, and confirm such destruction in writing to AMDOCS.

5. Disclosure of the AMDOCS Confidential Information to the Receiving Party may be made in writing or other tangible form, electronically, or by demonstration of any product

6. Disclosure of the AMDOCS Confidential Information to the Receiving Party shall in no way serve to create, on the part of the Receiving Party, a license to use, or any proprietary right in, the AMDOCS Confidential Information or in any other proprietary product, trade mark, copyright or other right of AMDOCS.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

7. Any use by the Receiving Party of the AMDOCS Confidential Information permitted under this Agreement is conditioned upon the Receiving Party first taking the safeguards and measures required to secure the confidentiality of such Proprietary Information. Without limiting the generality of the foregoing, the Receiving Party shall draw to the attention of its employees who will have access to the AMDOCS Confidential Information, all the obligations concerning the AMDOCS Confidential Information contained in this Agreement, and shall require each and every such employee to sign a written acknowledgment with respect to such obligations substantially in the form of the Annex attached hereto and made a part hereof.

8. The confidentiality obligations of the Receiving Party regarding the AMDOCS Confidential Information shall have not apply to such information which:

(a)   becomes public domain without fault on the part of the Receiving Party;

(b) is lawfully obtained by the Receiving Party from any source other than AMDOCS, free of any obligation to keep it confidential;

(c) is previously known to the Receiving Party without an obligation to keep it confidential, as can be substantiated by written records;

(d)   is expressly released in writing from such obligations by AMDOCS; or

(e) is required to be disclosed pursuant to law, regulation, judicial or administrative order, or request by a governmental or other entity authorized by law to make such request; provided, however, that the Receiving Party first notifies AMDOCS to enable it to seek relief from such requirement, and renders reasonable assistance requested by AMDOCS (at AMDOCS' expense) in connection therewith.

9. This Agreement shall be in full force and effect for a period of seven (7) years commencing on the date first stated above. However, the provisions of Section 2(c) above shall survive the termination and/or expiration of this Agreement for any reason.

10. The Receiving Party acknowledges that a breach of this Agreement may cause AMDOCS extensive and irreparable harm and damage, and agrees that AMDOCS shall be entitled to injunctive relief to prevent use or disclosure of its Proprietary Information not authorized by this Agreement, in addition to any other remedy available to AMDOCS under applicable law.

11. This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous oral or written representation with regard to the subject matter hereof. This Agreement may not be modified except by a written instrument signed by both parties.

12. If, however, any provision of this Agreement is determined to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties shall be construed and enforced accordingly. In addition, the parties hereby agree to co-operate with each other to replace the invalid or unenforceable provision(s) with a valid and enforceable provision(s) which will achieve the same result (to the maximum legal extent) as the provision(s) determined to be invalid or unenforceable.

13. This Agreement shall be governed and construed under the laws of the State of New York, USA without giving effect to its provisions regarding conflicts of law.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first stated above.

AMDOCS, INC.                                ____________________________________


By:______________________________           By:_________________________________


Name:____________________________           Name:____________________________

Title:___________________________           Title:___________________________

Date:____________________________           Date:____________________________


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

             [Annex To Non-Disclosure and Confidentiality Agreement]

                  ACKNOWLEDGMENT OF NON-DISCLOSURE OBLIGATIONS

I have read and understand the Non-Disclosure and Confidentiality Agreement dated ___________ between AMDOCS INC. and ____________, and agree to be bound by all the provisions of that Agreement as if I were a party thereto.


                                           ___________________________________
                                           Signature

                                           ___________________________________
                                           Name

                                           ___________________________________
                                           Employer

                                           ___________________________________
                                           Title

                                           ___________________________________
                                           Date


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT D
                   EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS

Work under this contract may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1.    EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT
      CONTRACTORS

      In accordance with 41 C.F.R.ss.60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, Contractor's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2.    AGREEMENT OF NON SEGREGATED FACILITIES

      In accordance with 41 C.F.R.ss.60-1.8, Contractor agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.    AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

      Contractor agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. ss.60-1.4(b).

4.    AGREEMENT OF FILING

      Contractor agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EEO-1), or such other forms as may be required under 41 C.F.R. ss.6O-l.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

      In accordance with 41 C.F.R.ss.60-250.20 and 41 C.F.R.ss.60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

      As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

      (a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

      (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

      (c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The Contractor shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

      (d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

      (e) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

7. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. The sub-contractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT E
                              REIMBURSABLE EXPENSES

The following guidelines set forth the standards to be applied in reimbursing Amdocs for the actual costs of expenses incurred in the performance of its Services, and may be updated by the parties from time to time. The parties may also agree on a fixed price reimbursement policy, which price will include all the applicable reimbursable expenses. Amdocs shall obtain SBC's prior approval for the travel of any Amdocs employee for which Amdocs shall seek reimbursement. SBC shall have no obligation to pay any reimbursable expenses for which Amdocs has failed to obtain advance written approval. Amdocs shall provide receipts for all authorized reimbursable expenses (except for the per-diem reimbursable).

1) Airfare: SBC will reimburse Amdocs for airfare at coach or lower rate. Amdocs shall submit to SBC copies of all used airline tickets. SBC will not reimburse Amdocs on any airfare for international travel, unless there is prior written approval from a SBC executive director.

2) Ground Transportation: SBC will reimburse Amdocs for travel from the originally assigned work location (or, if no work location is so assigned, Amdocs' principal place of business) to and from the temporary work location (any address other than the originally assigned work location) as follows:

      a) at the reimbursement rate accepted by IRS for 1040 return purposes without specific accounting per mile for use of Amdocs' personal automobile; or

      b) for reasonable car rental. SBC will only reimburse for a "compact" or smaller sized car.

3) Incidental Transportation Expenses: SBC will reimburse Amdocs for incidental transportation expenses such as bridge tolls and parking fees incurred during authorized ground transportation.

4) Lodging and Per-Diem: SBC will reimburse Amdocs for reasonable lodging expenses. SBC will not reimburse for extravagant lodging expenses incurred by Amdocs (i.e. Suite vs. Single Room). Meals and other incidental expenses shall be reimbursed at a flat rate of *** per day.

5)    Telephone: SBC will not reimburse Amdocs for any personal telephone calls.

6) Delivery: SBC will reimburse Amdocs for delivery services including messenger, overnight delivery and any other express mail services only in accordance with the terms covering delivery in the applicable Order.

Entertainment: SBC will not reimburse Amdocs for entertainment expenses.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.


                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT F1

--------------------------------------------------------------------------------
                                 PRIME SUPPLIER
                         MBE/WBE/DVBE PARTICIPATION PLAN
--------------------------------------------------------------------------------

PRIME SUPPLIER NAME: ___________________________________________________________

ADDRESS: ___________________________________________________________

TELEPHONE NUMBER: ___________________________________________________________

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.    GOALS

      A.    WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

            o     MINORITY BUSINESS ENTERPRISES (MBEs)
                  ____________________%

            o     WOMEN BUSINESS ENTERPRISES (WBEs)
                  ____________________%

            o     DISABLED VETERANS BUSINESS
                  ____________________%

                  ENTERPRISES (DVBEs)

      B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH PACIFIC BELL? ____________ SOUTHWESTERN BELL TELEPHONE COMPANY ("SWBT")? ______OTHER SBC AFFILIATE? ____________

            Note: Indicate dollar award(s) as it applies to this contract (i.e., Pacific Bell, SWBT and/or Affiliate).

      C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES?


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

            o     MINORITY BUSINESS ENTERPRISES (MBEs)
                  ____________________%

            o WOMEN BUSINESS ENTERPRISES (WBEs) ______________ ____________________%

            o     DISABLED VETERANS BUSINESS ENTERPRISES (DVBEs)

* SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE, WBE, AND DVBE*

2. LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS
                    SUBCONTRACTORS. DISTRIBUTORS, VALUE ADDED
                                    RESELLERS

For every product and service you intend to use, provide the following information:
(Attach additional sheets if necessary)

--------------------------------------------------------------------------------
      Company name        Classification   Products/Serv   $ Value   Date to
                          (MBE/WBE/DVBE)    ices to be                Begin
                                             provided
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

      o     ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,

      o     SUBMIT SUMMARY REPORTS, AND


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      o COOPERATE IN ANY STUDIES OR SURVEYS AS MAY REQUIRED IN ORDER TO DETERMINE THE EXTENT COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME: (PRINTED)_________________________________________________________________

TITLE:__________________________________________________________________________

TELEPHONE NUMBER:_______________________________________________________________

AUTHORIZED SIGNATURE:___________________________________________________________

DATE:___________________________________________________________________________


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                   EXHIBIT F2

          [deleted]

                                    EXHIBIT G

                              FORM OF CHANGE ORDER

                               Change Order No. __
                                      under
                     Order No. ___ for Software Development

                                      under

                     MASTER AGREEMENT SOFTWARE AND SERVICES

                Effective Date of Change Order:_________________

Order No. __ for Software Development (the "Order") is hereby modified as follows:

      1. Proposal Statement

            The Proposal Statement (Attachment "1" to the Order) is hereby modified as follows:

      2. Functionality Matrix

            The Functionality Matrix (Attachment "2" to the Order) is hereby modified as follows:

      3. Description and Delivery Date(s)

The table in the Section of the Order entitled "Description and Delivery Date(s)" is hereby modified as follows:

--------------------------------------------------------------------------------
Item No.                  Description                Delivery Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

      4.    [insert if applicable] Amdocs Compensation

                  The Section of the Order entitled "Amdocs Compensation" is hereby modified to read as follows: "Amdocs shall provide the Software and Program Material [a fixed fee in the amount of ____________________ dollars ($_____.00)."]

      5.. Project Plan (including Critical Performance Milestones and Payment Milestones)

The table in the Section of the Order entitled "Project Plan" is hereby modified as follows:

----------------------------------------------------------------------------------------------------------
Item No.     Responsible                 Description of               Due        Critical       Payment
                 Party          Task, Delivery, or Payment Item       Date     Performance      Milestone
             ("Amdocs" or                                                        Milestone      Amount or
                 "SBC")                                                         ("Yes" or      Percentage
                                                                                 "No")            (if
                                                                                               applicable)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

      6.    Project Resource Plan

The table in the Section of the Order entitled "Project Plan" is hereby modified as follows:

--------------------------------------------------------------------------------------
JOB                          Month 1  Month 2  Month 3   Month ...  Month ...  Month..
CLASSIFICATION
--------------------------------------------------------------------------------------
Senior Project Manager
--------------------------------------------------------------------------------------
Project Manager
--------------------------------------------------------------------------------------
Senior Application
Analyst
--------------------------------------------------------------------------------------
Programmer Analyst
--------------------------------------------------------------------------------------
Programmer
--------------------------------------------------------------------------------------

      7.    Acceptance Criteria and Methods for Testing the Software

The Section of the Order entitled "Acceptance Criteria and Methods for Testing the Software" is hereby notified as follows:

      8. Duration of Acceptance Period: The Acceptance Period is extended by an additional__ Working Days, for a total Acceptance Period of __ Working Days.

Except as modified by this Change Order No. __, the terms of the Order [insert it applicable] [as previously modified], remain in force and effect.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

This Change Order No. __ incorporates by reference the provisions of that certain Master Agreement for Software and Services effective July 7, 1998, between the Amdocs, Inc. and SBC OPERATIONS, INC and that certain Order No. _ for Software Development thereunder.


                                      AMDOCS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                                     (Print Name)

                                      Title:
                                            ------------------------------------

                                      Date Signed:
                                                  ------------------------------


                                      SBC OPERATIONS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                      Title:
                                            ------------------------------------
                                      Date Signed:
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT H

                           CERTIFICATE OF INSTALLATION
                           CUSTOM SOFTWARE DEVELOPMENT

This Certificate of Installation certifies that on ______________ 199__ ("Installation Date"), the Software described in Order No. ___ of that certain Master Agreement, effective July 7, 1998, between AMDOCS, INC. and SBC OPERATIONS, INC. have been delivered to the location specified in such Order, installed, tested and prepared for Acceptance Tests.


                                      AMDOCS, INC.

                                      By:
                                         ---------------------------------------

                                      ------------------------------------------
                                                     (Print Name)

                                      Title:
                                            ------------------------------------

                                      Date Signed:
                                                  ------------------------------


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT I

                       DESCRIPTION OF MAINTENANCE SERVICES

AMDOCS will provide Maintenance Services with respect to the Standard Software licensed by SBC hereunder, consisting of correction of errors found in unaltered modules of the current version of such software, provision of improvements, enhancements, modifications and new releases (not including major new features defined by AMDOCS as separately priced components of the Standard Software), and reasonable consultation by telephone ("Maintenance Services"), subject to payment of the applicable Maintenance Fees.


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.

                                    EXHIBIT J

                     CONFIDENTIALITY AND INVENTION AGREEMENT

This Agreement ("Agreement") dated ____________________ is made by the individual named below ("I" or "me"). who is engaged to perform work at SBC, Inc. ("SBC"), as an employee of Amdocs, Inc. ("Amdocs") under the terms and conditions of the Agreement No. XXXXX.

I.    Status

1. I agree and acknowledge that my work at SBC and the payments it will make to Amdocs for my services are contingent on my acceptance and compliance with this Agreement.

2. I agree and acknowledge that I am a full time employee or temporary employee of Amdocs.

3. I agree and acknowledge that I am not an employee of SBC, I will not be classified as an SBC employee, and I am NOT ELIGIBLE for any benefits and WILL NOT BECOME ELIGIBLE for employee benefits provided by SBC. This exclusion applies to pension benefits, deferred compensation plans, health benefits, group insurance coverage, separation pay, stock option or stock purchase plan participation, or any other form of employee benefit provided by SBC.

4. I agree and acknowledge that SBC is not responsible for withholding and payment of any payroll taxes based on my compensation for work in accordance with this Agreement, including but not limited to, federal and state income taxes, social security taxes, state disability insurance taxes, Medicare taxes, unemployment insurance taxes, and any other required taxes.

II.   Work Policies and Rules

1. I agree to observe all working rules and policies, including but not limited to the SBC Code Of Business Conduct and any other SBC rule or policy.

2. I understand that it is my responsibility to ensure that my personal conduct and comments in the workplace support a professional environment which is free of certain behaviors, casual language, jokes or movements which could be perceived as sexual harassment or as demeaning, offensive, or threatening with regard to gender and/or personal self-respect.

III.  Information

1. I agree and understand that the term "Information" means any technical, customer or business information in written, graphical, oral or other tangible or intangible forms, including but not limited to, specifications, records, data, computer programs, tax returns, tax workpapers, drawings, models and secrets which SBC may have in its possession or be legally obligated to keep confidential. I understand that during the course of my work at SBC, I may have access to Information that belongs to SBC, its customers or other parties, or may be subject to privacy laws and laws regarding secrecy of communications, and that unauthorized disclosure of such Information may be harmful or prejudicial to the interests of SBC. I agree not to disclose, copy, publish, or any way use, directly or indirectly, such Information for my purposes or the purposes of others, unless such disclosure or use is expressly authorized in writing by SBC. I agree to keep such Information in a secure environment to prevent the inadvertent disclosure of such Information to others. I acknowledge and agree that all such Information remains the exclusive property of SBC and I agree not to remove such Information from SBC's possession or premises by physical removal or electronic transmission unless I have written authorization


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.
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      from SBC to do so, or unless the agreement named below requires such actions for the fulfillment of Amdocs' obligations thereunder.

IV.   Innovations

1. I understand that during and incident to my work at SBC, I may create inventions, discoveries, improvements, computer or other apparatus programs, and related documentation and other works of authorship ("Innovations"), whether or not patentable, copyrightable, or subject to other forms of legal protection. I assign to SBC all of my rights, title and interest (including rights in copyright) in and to all Innovations I make, create or develop, either solely or jointly with others, during my work at SBC for which Amdocs was paid by SBC for my work or for which I used SBC's materials or facilities. I agree that the above assignment is binding upon my estate, administrators, or other legal representatives or assigns.

2. I agree to promptly notify SBC of all such Innovations. Whenever requested by SBC, I shall promptly execute, without additional compensation, any and all instruments which SBC may deem necessary to assign and convey to SBC all of my rights, title and interest in and to all such Innovations. In addition, I agree to assist SBC in preparing copyright or patent applications and to execute such applications and all documents required to obtain copyrights or patents for such Innovation, all at SBC's expense including compensation to me at the rates specified in the agreement named below. I agree that my obligation to execute such instruments shall continue after the expiration of my work with SBC.

3. THIS AGREEMENT DOES NOT APPLY TO ANY INVENTION MADE IN THE STATE OF KANSAS FOR WHICH NO EQUIPMENT, SUPPLIES, FACILITIES OR TRADE SECRET INFORMATION OF SBC WAS USED AND WHICH WAS DEVELOPED ENTIRELY ON MY OWN TIME, UNLESS
      (1) THE INVENTION RELATES TO THE BUSINESS OF THE SBC OR SBC's ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OR (2) THE INVENTION RESULTS FROM ANY WORK PERFORMED BY ME FOR SBC. THIS AGREEMENT DOES NOT APPLY TO AN INVENTION MADE IN CALIFORNIA WHICH QUALIFIES FULLY UNDER THE PROVISIONS OF CALIFORNIA LABOR CODE SECTION 2870.

4. Section IV, Paragraphs 1 and 2 do not apply to any Innovation which, under the provisions in the agreement named below, is to be other than the sole and exclusive property of SBC; the title provisions of said agreement apply to any such above Innovation.

V.    Administrative Terms

1. This Agreement shall be effective as of the date executed below, and shall remain in effect notwithstanding my termination of employment with Amdocs or termination of my work at SBC.

2. In the event that any provision of this Agreement is held to be invalid or unenforceable, then such invalid or enforceable provisions shall be severed, and the remaining provisions shall remain in full force and effect to the fullest extent permitted by law.

3.    For purposes of this Agreement, the agreement referenced in Paragraph 1 of
      Section III and Paragraph 4 of Section IV shall mean the Master Agreement for Software and Services between Amdocs, Inc. and SBC, Inc.

I have read, understand and agree to abide by this Agreement.

______________________________________
Signature


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.
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____________________________________
Print Name

____________________________________
Date

____________________________________
Social Security Number

________________________________________________________________________________

________________________________________________________________________________
Address


                            PROPRIETARY INFORMATION
Not for use or disclosure outside SBC or Amdocs except under written agreement.